                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information  Statement Pursuant to Section 14(c) of the Securities  Exchange Act
of 1934

            Check the appropriate box:

            |_|   Preliminary Information Statement
            |_|   Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14c-5(d)(2))
            |X|   Definitive Information Statement

                             CONTINUUM GROUP B INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

            |X|   No fee required
            |_|   Fee computed on table below per  Exchange  Act Rules  14c-5(g)
                  and 0-11

            1.    Title  of  each  class  of  securities  to  which  transaction applies:

                  Common Stock, par value $0.001 per share
                  ----------------------------------------

            2.    Aggregate number of securities to which transaction applies:

                  -----------------------------------------

            3.    Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11

                  -----------------------------------------

            4.    Proposed maximum aggregate value of transaction

                  -----------------------------------------

            5.    Total fee paid

                  -----------------------------------------

|_| Check box if any party of the fee is offset as provided by Exchange Act Rule
0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

                             CONTINUUM GROUP B INC.
               c/o Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                Park Avenue Tower
                               65 East 55th Street
                               New York, NY 10022

                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF CONTINUUM GROUP B INC.:

            The  purpose of this  letter is to inform you that we intend to take the following actions by written consent of our stockholders:

     1.     To effectuate a 1:.56 reverse stock split with respect to each share of common stock of Continuum Group B Inc.

     2.     Immediately  following  the reverse  stock split,  to  reincorporate
            Continuum  Group B Inc.  in the  state of  Delaware  by a merger  of
            Continuum  Group B Inc.  with and into a  newly-formed  wholly-owned
            Delaware  subsidiary,  to be known as "Horizon  Wimba,  Inc.," which will result in:
            o    a change of domicile of Continuum  Group B Inc.  from the state of  Nevada  to the  state of  Delaware,  which  means  that the surviving corporation will be governed by the laws of the state of Delaware;
            o    the change of our corporate name from Continuum Group B Inc. to
                 Horizon Wimba, Inc.;
            o    your  right to  receive  one share of common  stock of  Horizon
                 Wimba, Inc. for each share of common stock of Continuum Group B
                 Inc. owned by you as of the record date of the reincorporation;
            o    Horizon Wimba, Inc.'s certificate of incorporation becoming the certificate  of  incorporation  of the  surviving  corporation, under  which the  authorized  number of shares of common  stock will be increased from the  45,000,000  shares of common stock, par value $0.001 per share,  authorized under Continuum Group B
                 Inc.'s  articles  of  incorporation,  to  90,000,000  shares of common stock,  par value $0.001 per share,  and the  authorized number of shares of preferred  stock will be increased from the
                 5,000,000  shares of  preferred  stock,  par value  $0.001  per share,  authorized  under  Continuum Group B Inc.'s articles of incorporation, to 10,000,000 shares of capital stock, par value
                 $0.001 per share; and
            o    Horizon  Wimba,  Inc.'s  by-laws  becoming  the  by-laws of the surviving corporation.

            The holders of a majority of our  outstanding  common stock,  owning approximately 68% of the outstanding shares of our common stock, have executed a written  consent in favor of the actions  described  above that are described in greater  detail in the  Information  Statement  accompanying  this notice.  This consent  will  satisfy the  stockholder  approval  requirement  for the proposed
actions  and  allow us to take the proposed  actions on  or  about   October 12,
2004.

            WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE  REQUESTED NOT TO SEND
US A PROXY.  Because  the  written  consent of the  holders of a majority of our common stock  satisfies any  applicable  stockholder  voting  requirement of the
Nevada Revised  Statutes and our articles of incorporation  and by-laws,  we are not asking for a proxy and you are not requested to send one.

            YOU HAVE THE  RIGHT TO  EXERCISE  DISSENTERS'  RIGHTS  UNDER  NEVADA
REVISED  STATUTES  92A.300-.500,  AND OBTAIN THE "FAIR  VALUE" OF YOUR SHARES OF
CONTINUUM  GROUP  B INC.  COMMON  STOCK,  PROVIDED  THAT  YOU  COMPLY  WITH  THE
CONDITIONS  ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION  REGARDING
YOUR  DISSENTERS'   RIGHTS,   SEE  THE  SECTION  TITLED  "RIGHTS  OF  DISSENTING
STOCKHOLDERS"  IN THE  ACCOMPANYING  INFORMATION  STATEMENT AND EXHIBIT 4, WHICH
SETS FORTH THOSE STATUTES.

            The accompanying  Information  Statement is for information purposes only and  explains  our  corporate  name  change  and the terms of our  proposed reincorporation. Please read the accompanying Information Statement carefully.

September 21, 2004

                                        By Order of the Board of Directors

                                         /s/ Robert L. Frome
                                        ---------------------------------------
                                        Robert L. Frome
                                        Chairman

                             CONTINUUM GROUP B INC.
               c/o Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                Park Avenue Tower
                               65 East 55th Street
                               New York, NY 10022

                              INFORMATION STATEMENT
                               September 21, 2004

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

            This  Information  Statement is being  mailed on or about  September
22, 2004 to  the   stockholders of record of Continuum Group B Inc. at the close of business on September 21, 2004.  This  Information Statement is being sent to you for  information  purposes  only. No action is requested or required on your part.

            This  Information  Statement is being furnished to you to inform you of the adoption of resolutions  by written  consent by the holders of a majority of the outstanding  shares of our common stock,  par value $0.001 per share. The resolutions  adopted by these  stockholders  give us the  authority  to take the following actions:

      1.    To effectuate a 1:.56 reverse stock split with respect to each share of common stock of Continuum Group B Inc.

      2.    Immediately  following  the reverse  stock split,  to  reincorporate
            Continuum  Group B Inc.  in the  state of  Delaware  by a merger  of
            Continuum  Group B Inc.  with and into a  newly-formed  wholly-owned
            Delaware  subsidiary,  to be known as "Horizon  Wimba,  Inc.," which will result in:
            o    a change of domicile of Continuum  Group B Inc.  from the state of  Nevada  to the  state of  Delaware,  which  means  that the surviving corporation will be governed by the laws of the state of Delaware;
            o    the change of our corporate name from Continuum Group B Inc. to
                 Horizon Wimba, Inc.;
            o    your  right to  receive  one share of common  stock of  Horizon
                 Wimba, Inc. for each share of common stock of Continuum Group B
                 Inc. owned by you as of the record date of the reincorporation;
            o    Horizon Wimba, Inc.'s certificate of incorporation becoming the certificate  of  incorporation  of the  surviving  corporation, under  which the  authorized  number of shares of common  stock will be increased from the  45,000,000  shares of common stock, par value $0.001 per share,  authorized under Continuum Group B
                 Inc.'s  articles  of  incorporation,  to  75,000,000  shares of common stock,  par value $0.001 per share,  and the  authorized number of shares of preferred  stock will be increased from the
                 5,000,000  shares of  preferred  stock,  par value  $0.001  per share,  authorized  under  Continuum Group B Inc.'s articles of incorporation, to 10,000,000 shares of capital stock, par value
                 $0.001 per share; and
            o    Horizon  Wimba,  Inc.'s  by-laws  becoming  the  by-laws of the surviving corporation.

            As of the close of business on the record  date,  we had  45,000,000 shares of common stock authorized of which 6,872,704 shares were outstanding and
5,000,000  shares  of  preferred  stock  authorized,  none of which  shares  are outstanding.  The common stock is our only class of securities entitled to vote.
Each outstanding share of common stock is entitled to one vote per share.

            The  affirmative  consent  of  the  holders  of a  majority  of  our outstanding  common stock is required to approve  each of the actions  described above in the absence of a meeting of  stockholders.  The  requisite  stockholder approval of each of the actions described above was obtained by the execution of written consents in favor of these actions by the holders of  approximately  68%
of the outstanding  shares of common stock,  allowing  Continuum Group B Inc. to take the proposed actions on or about October 12, 2004.

            YOU HAVE THE  RIGHT TO  EXERCISE  DISSENTERS'  RIGHTS  UNDER  NEVADA
REVISED  STATUTES  SECTIONS  92A.300-.500,  AND OBTAIN THE "FAIR  VALUE" OF YOUR
SHARES OF CONTINUUM GROUP B INC. COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE
CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW.

            FOR A DISCUSSION  REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION
TITLED  "RIGHTS OF  DISSENTING  STOCKHOLDERS"  AND EXHIBIT 4 HERETO,  WHICH SETS
FORTH THOSE STATUTES.

            This  Information  Statement  is  first  being  mailed  on or  about
September  22,  2004. This   Information   Statement  constitutes  notice to our
stockholders of corporate  action by stockholders  without a meeting as required by Chapter 78 of the Nevada Revised Statutes.

            The expenses of mailing this Information  Statement will be borne by
Continuum  Group B Inc.,  including  expenses in connection with the preparation and mailing of this  Information  Statement and all documents that now accompany or may in the future  supplement it.  Continuum Group B Inc.  contemplates  that brokerage  houses,  custodians,  nominees,  and  fiduciaries  will  forward this
Information  Statement  to the  beneficial  owners of our  common  stock held of record by these persons and we will reimburse them for their reasonable expenses incurred in this process.

            Only one  Information  Statement  is  being  delivered  to  multiple stockholders  sharing an address unless we have received  contrary  instructions from one or more of the stockholders. We will undertake to deliver promptly upon written  or oral  request a  separate  copy of the  Information  Statement  to a stockholder  at a  shared  address  to which a  single  copy of the  Information
Statement  was  delivered.  You may make a written or oral  request by sending a written  notification to our principal executive offices stating your name, your shared address and the address to which we should direct the additional  copy of the  Information  Statement or by calling our principal  executive  offices.  If multiple  stockholders  sharing  an  address  have  received  one  copy  of this
Information  Statement  and would prefer us to mail each  stockholder a separate copy of future  mailings,  you may send  notification  to or call our  principal executive offices.  Additionally,  if current stockholders with a shared address received  multiple copies of this  Information  Statement and would prefer us to mail  one  copy of  future  mailings  to  stockholders  at the  shared  address, notification  of such request may also be made by mail or telephone  call to our principal executive offices.

                                       ii

        Differences Between The Corporate Laws And Charter Documents

                                       iii

                          CHANGE IN CONTROL TRANSACTION

On June 14, 2004,  we entered into a merger  agreement  with Horizon  Wimba Sub,
Inc.  (formerly Horizon Wimba,  Inc.) and HW Acquisition  Corporation,  a wholly owned subsidiary of ours,  pursuant to which, among other things, HW Acquisition
Corporation  will be merged with and into Horizon Wimba Sub, Inc.,  with Horizon
Wimba Sub, Inc. remaining as the surviving corporation. Pursuant to the terms of the merger agreement,  upon the consummation of the merger, we will (a) issue up to an  aggregate  of (x)  16,833,471  shares of common  stock to the  holders of
Horizon  Wimba Sub, Inc.  common stock and (y)  5,000,000  shares of Series A 5%
Redeemable  Convertible  Preferred  Stock, to holders of Horizon Wimba Sub, Inc.
Series  C  5%  Redeemable   Convertible  Preferred  Stock  and  (b)  assume  all
outstanding  options to  purchase  shares of Horizon  Wimba  capital  stock,  in consideration  for which Horizon  Wimba Sub,  Inc. will become our  wholly-owned subsidiary.  Immediately  after the  consummation of the merger,  the holders of
Horizon Wimba Sub, Inc.  capital  stock,  in  consideration  for their shares of capital stock of Horizon Wimba Sub,  Inc.,  will own  approximately  ninety-four percent  (94%) of our  issued and  outstanding  shares of  capital  stock.  This summary of the merger agreement is qualified in its entirety by reference to the merger  agreement  which has been filed as an exhibit to our  Current  Report on
Form 8-K, filed with the SEC on June 22, 2004.

                                VOTING SECURITIES

As of September  21,  2004,  there  were  6,872,704   shares of our common stock
outstanding.  Each share of common stock entitles the holders thereof to one (1)
vote,  although no vote or other action of Continuum Group B Inc.'s stockholders is required in connection with this Information Statement. Immediately following the  effectiveness  of the reverse split,  the merger and after giving effect to the  contribution  of shares  contemplated  by those certain Share  Contribution
Agreements,  each  dated  as of June  10,  2004,  among  us and  certain  of our stockholders,  pursuant to which certain  stockholders have agreed to contribute an  aggregate  of  2,348712  shares  of  common  stock  to  us,  there  will  be approximately 1,500,000 shares of common stock outstanding.

                                       1

                            STOCKHOLDER RESOLUTION #1

                               REVERSE STOCK SPLIT

            On August 30, 2004, our Board of Directors and stockholders  holding a majority of our issued and outstanding  common stock voted to ratify,  approve and accept a subdivision of our issued and  outstanding  common stock (a reverse split) at a ratio of 0.56 of one share for each share of common stock issued and outstanding.  This  reverse  split shall take effect at the close of business on
October 12, 2004 for  shareholders of Continuum Group B Inc. of record as of the close of business on August 31, 2004.

THE PRIMARY PURPOSES OF THE REVERSE SPLIT ARE TO ACCOMPLISH THE FOLLOWING:

            1. Should a market for the common stock develop, presumably increase the per share market price for the common stock.

            2.  Reduce the  number of  outstanding  shares of common  stock to a level more  consistent  with other public  companies with a similar  anticipated market capitalization; and

            3.  Provide our  management  with  additional  flexibility  to issue shares to facilitate future stock acquisitions and financing for us.

         For the above reasons,  the Board believes that the reverse stock split is in the best interest of Continuum  Group B Inc. and its  stockholders.  There can be no assurance, however, that the reverse stock split will have the desired benefits.

EFFECT ON AUTHORIZED AND OUTSTANDING SHARES

            We are currently  authorized to issue a maximum of 45,000,000 shares of common  stock.  As of the record  date,  there were  6,872,704  shares of our common stock issued and outstanding,  or held as treasury  shares.  Although the number of  authorized  shares of common stock will not change as a result of the reverse split, the number of shares of common stock issued and  outstanding,  or held as treasury shares,  will be reduced to a number that will be approximately equal to the number of shares of our common  stock  issued and  outstanding,  or held as treasury shares,  immediately  prior to the effectiveness of the reverse split, divided by the ratio of the reverse split (approximately 3,848,727 shares of common stock).

            With the exception of the number of shares  issued and  outstanding, or held as  treasury  shares,  the rights and  preferences  of the shares of our common  stock prior and  subsequent  to the reverse  split will remain the same.
Following the effective date of the reverse split,  it is not  anticipated  that our financial condition,  the percentage ownership of management,  the number of our  stockholders,  or any aspect of our current business will materially change as a result of the reverse split.

            The  reverse  split will be effected  simultaneously  for all of our common  stock  and the  exchange  ratio  will be the same for all of our  common stock. The reverse split will also affect all of our stockholders  uniformly and will not affect any stockholder's  percentage  ownership  interests in Continuum
Group B Inc.,  except to the extent that the reverse  stock split results in any of our stockholders  owning a fractional share. See "Fractional  Shares." Common stock  issued and  outstanding  after the reverse  stock split will remain fully paid and non-assessable.

            Our common stock is currently  registered under Section 12(g) of the
Securities  Exchange Act of 1934,  as amended  (the  "Exchange  Act"),  and as a result,  we are  subject  to  periodic  reporting  and other  requirements.  The proposed  reverse  stock  split will not affect the  registration  of our common stock under the Exchange Act.

ACCOUNTING MATTERS

            The reverse split will not affect the par value of our common stock.
As a result,  on the effective date of the reverse  split,  the stated par value capital on our balance  sheet  attributable  to our common stock will be reduced and the additional  paid-in capital account shall be credited with the amount by which the stated  capital is  reduced.  The per share net income or loss and net book value per share of our common stock will be increased because there will be fewer shares of our common stock outstanding.

                                       2

EXCHANGE OF CERTIFICATE AND ELIMINATION OF FRACTIONAL SHARE INTERESTS

            On the date of the  reverse  split,  one share of common  stock will automatically  be reduced and changed into 0.56 of one share of common stock. No additional  action on our part or any  stockholder  will be required in order to affect the reverse  split.  Stockholders  will be  requested  to exchange  their certificates representing shares of common stock held prior to the reverse split for new certificates  representing shares of common stock.  Stockholders will be furnished  the  necessary  materials  and  instructions  to affect such exchange promptly following the effective date of the reverse split.  Stockholders should not  submit  any  certificates  until  requested  to do  so.  In the  event  any certificate representing shares of common stock outstanding prior to the reverse split is not presented  for exchange upon request by us, any dividends  that may be declared after the date of the reverse split with respect to the common stock represented by such  certificate  will be withheld by us until such  certificate has been  properly  presented  for  exchange.  At such time,  all such  withheld dividends which have not yet been paid to a public official pursuant to relevant abandoned  property  laws will be paid to the holder  thereof  or his  designee, without interest.

            With the  implementation  of the reverse  split,  no  certificate or script  representing any fractional share interest in our post-split shares will be issued,  and no fractional  share interest will entitle the holder thereof to vote or to any rights of a stockholder  of Continuum  Group B Inc., but a holder of pre-split shares shall receive, in lieu of any fraction of a post-split share to which the holder  would  otherwise be entitled,  a single,  whole  post-split share on a "rounding-up" basis, without regard to any price. It is intended that in lieu of any fractional share interest,  that the holder thereof would receive one new post-split  share even in the instance  where,  by virtue of the reverse split,  the holder thereof would only be entitled to a one-tenth of a fractional share,  such one-tenth shall be and become equal to one whole post-split  share.
No cash  payment  will be made to  reduce  or  eliminate  any  fractional  share interest.  The result of this  "rounding-up"  process will increase slightly the holdings of those  stockholders  who presently hold a number of pre-split shares which result in a fractional share after consummating the reverse split.

FEDERAL INCOME TAX CONSEQUENCES

            The following  description of federal income tax consequences of the reverse  stock split is based on the Internal  Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated  thereunder,  judicial authority and current  administrative  rulings and  practices  as in effect on the date of this Information  Statement.  The discussion is for general information only and does not cover the consequences which may apply for special classes of taxpayers
(e.g.,  non-resident  aliens,   broker-dealers  or  insurance  companies).   All
stockholders  are  urged to  consult  their own  selection  of tax  advisers  to determine the particular consequences to each of them of the reverse split.

            We have not  sought  and will not seek an  opinion  of  counsel or a ruling from the  Internal  Revenue  Service  regarding  the  federal  income tax consequences of the reverse split. We, however, believe that because the reverse stock  split is not part of a plan to  periodically  increase  or  decrease  any stockholder's  proportionate  interest in the assets or earnings  and profits of
Continuum Group B Inc., the reverse stock split will have the federal income tax effects described below:

            1. The exchange of pre-split shares for post-split shares should not result in  recognition  of gain or loss for federal  income tax purposes on such exchange. In the aggregate,  a stockholder's basis in the post-split shares will equal his, her or its basis in the pre-split  shares.  A  stockholder's  holding period for the post-split  shares will be the same as the holding period for the pre-split  shares  exchanged  therefor.  Provided  that a  stockholder  held the pre-split shares as a capital asset, the post-split  shares received in exchange therefor will also be held as a capital asset.

            2. As stockholders  are not receiving cash in lieu of any fractional share interest,  but instead are receiving a "round-up" to the next whole share, stockholders  should not be treated as if  Continuum  Group B Inc.  redeemed any fractional  share  interest,  and therefore,  such event shall not result in any gain or loss recognition by such stockholder upon the occurrence of such event.

            3.  Continuum  Group B Inc.  should not recognize  gain or loss as a result of the reverse stock split.

POTENTIAL ANTI-TAKEOVER EFFECT

            Although the increased  proportion of unissued  authorized shares to issued shares could, under certain  circumstances,  have an anti-takeover effect
(for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in composition of our Board or contemplating a tender offer or other  transaction for the combination of Continuum Group B Inc.
with  another  company),  the reverse  split  proposal is not being  proposed in

                                       3

response to any effort of which we are aware to accumulate  our shares of common stock  or  obtain  control  of us,  nor is it part of a plan  by  management  to recommend a series of similar  amendments to our Board and  stockholders.  Other than the  reverse  split  proposal,  our Board  does not  currently  contemplate recommending  the  adoption of any other  proposals  that could be  construed to affect  the  ability  of third  parties  to take over or change  the  control of
Continuum Group B Inc.

                                       4

                            STOCKHOLDER RESOLUTION #2

                         MERGER WITH HORIZON WIMBA, INC.

Transaction:       Reincorporation in the state of Delaware.

Purposes:          To reincorporate in the state of Delaware in order to provide greater flexibility and simplicity in corporate transactions.
                   For  more   information,   see  "Background  and  Purpose  of
                   Reincorporation; Principal Reasons for Reincorporation in the
                   state of Delaware."

                   To change  our name from  Continuum  Group B Inc.  to Horizon
                   Wimba,  Inc.  in order to reflect  the  change  nature of our business  as a result of our  proposed  merger  with  Horizon
                   Wimba Sub, Inc.

Record Date:       August 31, 2004.

Method:            Following  the  reverse  split,  merger  with  and  into  our newly-formed,  wholly-owned  subsidiary,  Horizon Wimba, Inc.
                   For  more   information,   see  "Background  and  Purpose  of
                   Reincorporation; Principal Features of the Reincorporation."

Exchange Ratios:   One share of Horizon  Wimba,  Inc.  common  stock,  par value
                   $0.001 per share, will be issued for each share of our common stock held as of the record date. For more  information,  see
                   "Background   and  Purpose  of   Reincorporation;   Principal
                   Features of the Reincorporation."

Effective Date:    20 days after the mailing of this Information Statement.

Right to Dissent:  Any stockholder is entitled to be paid the fair value of his, her or its shares if the  stockholder  timely dissents to the reincorporation  or any of the actions  resulting  from or in connection with the  reincorporation.  For more  information, see "Rights of Dissenting Stockholders."

                                       5

                              QUESTIONS AND ANSWERS

            This Information Statement is first being sent to stockholders on or about September 22, 2004.  The  following  questions and answers are intended to respond to frequently  asked  questions  concerning our  reincorporation  in the state of Delaware.  These  questions do not, and are not intended to address all the questions that may be important to you. You should carefully read the entire
Information Statement, as well as its exhibits.

Q:          WHY ARE WE REINCORPORATING IN THE STATE OF DELAWARE AND CHANGING OUR
            NAME?

A.          We believe that the  reincorporation  in the state of Delaware  will give  us  more  flexibility  and  simplicity  in  various  corporate transactions.  Delaware has adopted a General  Corporation  Law that includes by statute  many  concepts  created by judicial  rulings in other jurisdictions.  Therefore, we believe that Delaware provides a recognized body of corporate law that is consistently interpreted by
            Delaware  courts,  thus  facilitating  corporate  governance  by our officers and directors.  As part of the  reincorporation,  Continuum
            Group B  Inc.'s  name  will be  changed  to that of its  subsidiary,
            Horizon Wimba, Inc. In addition, changing our name to Horizon Wimba,
            Inc.  will allow us to reflect  our merger with  Horizon  Wimba Sub,
            Inc. and the changing nature of our business.

Q:          WHY ARE WE NOT  HOLDING A MEETING OF  STOCKHOLDERS  TO  APPROVE  THE
            REINCORPORATION?

A:          The board of directors has already approved the reincorporation plan and has received  the written  consent of  stockholders  that hold a majority of our outstanding shares of common stock, without the need to solicit votes. Under Nevada law, this transaction may be approved by the written consent of a majority of the shares entitled to vote.
            Since we have already  received  written  consents  representing the
            necessary   number  of  shares,  a  meeting  is  not  necessary  and
            represents a substantial and avoidable expense.

Q:          WHAT ARE THE PRINCIPAL FEATURES OF THE REINCORPORATION?

A:          The  reincorporation  will be  accomplished by merging with and into our newly-formed,  wholly-owned subsidiary,  Horizon Wimba, Inc. One new share of Horizon  Wimba,  Inc.  common  stock will be issued for each outstanding  share of our common stock held by our stockholders on the effective date for the reincorporation.

Q:          WHAT ARE THE DIFFERENCES BETWEEN DELAWARE AND NEVADA LAW?

A:          There  are  certain  differences  between  the laws of the  state of
            Nevada  and the  state of  Delaware  that  impact  your  rights as a stockholder.  For information  regarding the differences between the corporate  laws of the state of  Delaware  and the state of  Nevada, please see "Background and Purpose of  Reincorporation;  Differences
            Between the Corporate Laws and Charter Documents Governing Continuum
            Group B Inc. and Horizon Wimba, Inc."

Q:          HOW WILL THE REINCORPORATION AFFECT MY OWNERSHIP?

A:          Your ownership interest will not be affected by the reincorporation.

Q:          HOW WILL THE  REINCORPORATION  AFFECT OUR  OFFICERS,  DIRECTORS  AND
            EMPLOYEES?

A:          Our  officers,  directors  and  employees  will become the officers, directors and employees of Horizon Wimba, Inc. on the effective date of the reincorporation.

Q:          HOW WILL THE REINCORPORATION AFFECT OUR BUSINESS?

A:          Continuum  Group B Inc. will continue its business  through  Horizon
            Wimba,  Inc.  Continuum  Group  B  Inc.  will  cease  its  corporate existence  in the  state  of  Nevada  on the  effective  date of the reincorporation.

                                       6

Q:          WHY ARE WE INCREASING OUR AUTHORIZED SHARE CAPITAL?

A.          We believe that  increasing  our shares will assure that an adequate supply of authorized,  unissued  shares of common stock is available for general  corporate  needs and to provide the board of  directors with the necessary  flexibility  to issue stock in  connection  with acquisitions,  merger  transactions or financings  without the delay incidental to obtaining  shareholder approval of an amendment to the certificate of incorporation  at the time as such action,  except as may be  required  by  applicable  law or by the  rules of any  stock exchange on which the securities may be listed.

Q.          WHAT DO I DO WITH MY STOCK CERTIFICATES?

A:          You do not need to  undertake  any action with respect to your stock certificates.  If you  transfer  your stock and  deliver  your stock
            certificates   in  connection   with  such  transfer  prior  to  the
            reincorporation,  such delivery will  constitute  "good delivery" of shares. New certificates  representing shares of Horizon Wimba, Inc.
            will be issued to the party acquiring shares in such a transfer. New
            certificates   will  also  be  issued   upon  the   request  of  any
            stockholder,   subject   to   normal   requirements   as  to  proper
            endorsement,  signature  guarantee,  if  required,  and  payment  of applicable taxes.

 IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK
              CERTIFICATES FOR CERTIFICATES OF HORIZON WIMBA, INC.

     OUTSTANDING STOCK CERTIFICATES OF CONTINUUM GROUP B INC. SHOULD NOT BE
                            DESTROYED OR SENT TO US.

Q:          WHAT IF I HAVE LOST MY CERTIFICATE?

A:          If you have lost your  certificate,  you can  contact  our  transfer agent to have a new certificate  issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the  certificate  is  later  delivered  for  sale of  transfer.  Our transfer agent may be reached at:

                         Continental Stock Transfer and Trust Company
                         17 Battery Place
                         New York, NY 10004

Q:          CAN I REQUIRE CONTINUUM GROUP B INC. TO PURCHASE MY STOCK?

A:          Yes.  Under Nevada law you are entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:          WHO WILL PAY THE COSTS OF REINCORPORATION?

A:          We will pay all of the  costs  of  reincorporation  in the  state of
            Delaware,  including distributing this Information Statement. We may also pay brokerage firms and other  custodians for their  reasonable expenses for  forwarding  information  materials  to the  beneficial owners of our common stock.  We do not  anticipate  contracting  for other services in connection with the reincorporation.

Q:          WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A:          We believe that the  reincorporation is not a taxable event and that you will be  entitled  to the same  basis in the  shares of  Horizon
            Wimba,  Inc.  that  you  had in our  common  stock.  Everyone's  tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.

                                        7

                    BACKGROUND AND PURPOSE OF REINCORPORATION

INTRODUCTION

            The following  discussion  summarizes  the important  aspects of our reincorporation  in the state of Delaware.  This summary does not include all of the provisions of the certificate of  incorporation or by-laws of Horizon Wimba,
Inc.,  copies of which are  attached  as  Exhibits  2 and 3 to this  Information
Statement.  Copies of the articles of incorporation and the by-laws of Continuum
Group B Inc. and the certificate of incorporation  and by-laws of Horizon Wimba,
Inc. are available for  inspection  at our principal  offices,  and we will send copies to stockholders upon request.

PRINCIPAL REASONS FOR REINCORPORATION IN THE STATE OF DELAWARE

            We believe that the  reincorporation  in the state of Delaware  will
provide  a  greater   measure  of   flexibility   and  simplicity  in  corporate
transactions and reduce taxes and other costs of doing business. We also believe
Delaware  provides  a  recognized  body of  corporate  law that will  facilitate corporate  governance  by our  officers and  directors.  Delaware is a favorable legal and  regulatory  environment  in which to operate and where a  substantial number of Fortune 500 companies and New York and American Stock Exchange  listed firms are incorporated today. For many years,  Delaware has followed a policy of encouraging  incorporation in that state and, in furtherance of that policy, has adopted comprehensive,  modern and flexible corporate laws that are periodically updated and revised to meet changing  business  needs.  As a result,  many major
corporations   have  initially  chosen  Delaware  for  their  domicile  or  have subsequently reincorporated in the state of Delaware in a manner similar to that which we proposed.  Because of  Delaware's  longstanding  policy of  encouraging incorporation  in that state,  and  consequently its preeminence as the state of incorporation for many major corporations,  the Delaware courts have developed a considerable  expertise in dealing with corporate  issues and a substantial body of case  law has  developed  construing  Delaware  law and  establishing  public policies with respect to Delaware corporations.  It is anticipated that Delaware corporate  law will  continue to be  interpreted  and  explained  in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs.  Certain aspects of Delaware corporate law have, however,  been  criticized  on the  ground  that  they  do not  afford  minority shareholders  the same  substantive  rights and protection as are available in a number of other states. For a discussion of certain differences in stockholders'
rights and the powers of  management  under  Delaware  law and Nevada  law,  see
"Differences   Between  the  Corporate  Laws  and  Charter  Documents  Governing
Continuum Group B Inc. and Horizon Wimba, Inc."

PRINCIPAL FEATURES OF THE REINCORPORATION

            The reincorporation in the state of Delaware will be effected by our
merger  with  and  into  Horizon  Wimba,  Inc.,  a  newly-formed,   wholly-owned
subsidiary  of ours  incorporated  in the state of  Delaware  for this  purpose.
Horizon Wimba,  Inc. has not engaged in any activities except in connection with the  reincorporation.  The  mailing  address of its  principal  offices  and its telephone  number are c/o Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, Park
Avenue Tower, 65 East 55th Street , New York, NY 10022, (212) 451-2300.  As part of  its  approval  and  recommendation  of the  reincorporation,  the  board  of directors  of  Continuum  Group B Inc.  has  approved,  and  recommended  to our stockholders,  and the holders of a majority of our outstanding shares of common stock have adopted and  approved,  an Agreement  and Plan of Merger  pursuant to which  Continuum  Group B Inc. will be merged with and into Horizon Wimba,  Inc.
The full  texts of the  Agreement  and Plan of  Merger  and the  certificate  of incorporation and by-laws of Horizon Wimba, Inc., the successor Delaware company under  which  Continuum  Group B Inc.'s  business  will be  conducted  after the reincorporation,  are  set  forth  as  Exhibits  1, 2 and 3,  respectively.  The discussion contained in this Information  Statement is qualified in its entirety by reference to such Exhibits.

            Upon the receipt by  Continuum  Group B Inc. of any  required  third party  consents  to the  reincorporation,  and upon the  filing  of  appropriate certificates  of merger by the  Secretaries of State of the states of Nevada and
Delaware,  Continuum  Group B Inc.  will be merged with and into Horizon  Wimba,
Inc.  pursuant to the  Agreement  and Plan of Merger,  resulting  in a change in
Continuum Group B Inc.'s state of incorporation  from Nevada to Delaware,  and a change in our company's name from Continuum Group B Inc. to Horizon Wimba,  Inc.
We  will  then  be  subject  to the  Delaware  General  Corporation  Law and the certificate  of  incorporation  and by-laws of Horizon  Wimba,  Inc.  which will replace  Continuum Group B Inc.'s current articles of incorporation and by-laws.

                                        8

These changes may alter the rights of stockholders of Continuum Group B Inc. See
"Differences   Between  the  Corporate  Laws  and  Charter  Documents  Governing
Continuum  Group B Inc. and Horizon Wimba,  Inc." The text of the certificate of incorporation and by-laws of Horizon Wimba, Inc. are attached hereto as Exhibits
2 and 3, respectively.  The effectiveness of the  reincorporation and the merger is conditioned upon the filing by both Continuum Group B Inc. and Horizon Wimba,
Inc. of articles of merger with the state of Nevada and a certificate  of merger with the state of Delaware.  We anticipate that the reincorporation  will become effective 20 days after the date of this Information  Statement.  As a result of the  reincorporation,  Continuum Group B Inc. will cease its corporate existence in the state of Nevada.

            Upon  completion of the  reincorporation,  each of our  stockholders will be entitled to receive one share of Horizon  Wimba,  Inc.  common stock for each share of our common stock he, she or it owns.  Each share of Horizon Wimba,
Inc.  common stock  currently owned by us will be canceled and resume the status of authorized and unissued Horizon Wimba, Inc. common stock.

            IT WILL NOT BE NECESSARY FOR  STOCKHOLDERS OF CONTINUUM GROUP B INC.
TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF HORIZON WIMBA,
INC.;  OUTSTANDING  STOCK  CERTIFICATES  OF CONTINUUM GROUP B INC. SHOULD NOT BE
DESTROYED OR SENT TO CONTINUUM GROUP B INC.

            The certificate of incorporation  and by-laws of Horizon Wimba, Inc.
are different  from our articles of  incorporation  and by-laws.  Your rights as stockholders may be affected by the  reincorporation by, among other things, the differences  between  the laws of the state of Nevada,  which  govern  Continuum
Group B Inc., and the laws of the state of Delaware, which govern Horizon Wimba,
Inc. See the  information  under  "Differences  between the  Corporate  Laws and
Charter Documents  Governing Continuum Group B Inc. and Horizon Wimba, Inc." for
a summary of the  differences  between the corporate laws of the state of Nevada and the state of Delaware.

The reincorporation will not result in any changes in our business,  management, assets,  liabilities  or  net  worth.  Horizon  Wimba,  Inc.  is  currently  our wholly-owned  subsidiary  and,  upon  completion  of the  reincorporation,  will succeed by operation of law to all of our business, assets and liabilities.  The board of directors and officers of Horizon Wimba,  Inc. will consist of the same persons who are our directors  and officers  prior to the  reincorporation.  Our daily business  operations will continue at c/o Olshan Grundman Frome Rosenzweig
& Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, NY 10022.

CHANGE IN CAPITALIZATION

            Our  authorized  capital on the date of this  Information  Statement consisted of 45,000,000  shares of common stock, par value $0.001 per share, and
5,000,000  shares of preferred stock, par value $0.001 per share. As of the date of this Information  Statement,  there were 6,872,704 shares of our common stock issued  and  outstanding  and  no  shares  of our  preferred  stock  issued  and outstanding.  Upon the  completion of the  reincorporation,  the  certificate of
incorporation   of  Horizon   Wimba,   Inc.  will  become  the   certificate  of
incorporation of the surviving  corporation.  The authorized  capital of Horizon
Wimba, Inc. consists of 100,000,000 shares of capital stock par value $0.001 per share.  As a result of the  reincorporation  and  exchange of the common  stock,
Horizon Wimba,  Inc. will have authorized  90,000,000 shares of common stock and
10,000,000 shares of preferred stock.  Accordingly,  the board of directors will have  available  83,127,296  shares of common  stock  and  10,000,000  shares of
preferred  stock,  which  are  authorized  but  unissued  and  unreserved.   The
reincorporation  will  not  affect  our  total  stockholders'  equity  or  total capitalization.

            The  additional  shares of common  stock  authorized  under  Horizon
Wimba,  Inc.'s certificate of incorporation  would be identical to the shares of common  stock now  authorized.  Holders of common  stock do not have  preemptive rights under Horizon Wimba, Inc.'s certificate of incorporation to subscribe for additional  securities that may be issued by Horizon Wimba, Inc. The issuance of additional  shares of common  stock may,  among  other  things,  have a dilutive effect on the  earnings per share and on the equity and voting power of existing holders of common stock and may adversely  affect the market price of the common stock.

            There are no present plans, understandings or agreements, and we are not engaged in any  negotiations,  that will  involve the  issuance of preferred stock other than in connection  with the proposed merger with Horizon Wimba Sub,
Inc. The board of  directors  believes it prudent to have  additional  shares of preferred stock available for such corporate  purposes as the board of directors may from time to time deem  necessary and advisable  including for  acquisitions and the raising of additional capital, for which there are no present agreements or understandings.

                                        9

            Issuance of additional  authorized  common stock or preferred  stock may have the effect of:

            o    deterring  or  thwarting  persons  seeking  to take  control of
                 Horizon  Wimba,  Inc.  through a tender  offer,  proxy fight or otherwise;
            o    prohibiting the removal of incumbent management; or
            o    impeding a corporate transaction such as a merger. For example, the issuance of common  stock or preferred  stock could be used to deter or prevent such a change of control  through  dilution of stock  ownership  of persons  seeking to take  control or by rendering a transaction proposed by such persons more costly.

            The increase in the authorized  shares of common stock and preferred stock is not part of any plan of ours to  adopt a series  of  amendments  to our articles of  incorporation  or by-laws so as to render a takeover  of  Continuum
Group B Inc. more difficult.  Moreover, we are not implementing these changes to enable it to  frustrate  any efforts by another  party to acquire a  controlling interest or seek representation on the board of directors.

            The increase in the authorized  common stock and preferred stock was recommended  by our board of  directors  to assure  that an  adequate  supply of authorized, unissued shares of common stock and preferred stock is available for general  corporate needs and to provide the board of directors of Horizon Wimba,
Inc.  with  the  necessary   flexibility  to  issue  stock  in  connection  with
acquisitions,  merger transactions or financings without the delay incidental to
obtaining   stockholder   approval  of  an  amendment  to  the   certificate  of
incorporation  at the  time of such  action,  except  as may be  required  for a particular  issuance by applicable  law or by the rules of any stock exchange on which  Horizon  Wimba,  Inc.'s  securities  may then be listed.  The  additional authorized  shares of  common  stock  and  preferred  stock may be used for such purposes as raising  additional  capital or the financing of an  acquisition  or business  combination.  Such shares  would,  however,  be available for issuance without further action by the  stockholders,  unless required by applicable law.
The ability to issue shares,  as the board of directors  determines from time to time to be in Horizon Wimba, Inc.'s best interests, will also permit us to avoid the extra  expenses  that  would be  incurred  in holding  special  stockholders meetings  solely to approve an  increase in the number of shares  which  Horizon
Wimba, Inc. has the authority to issue.

CHANGE IN BY-LAWS

            Upon the completion of the  reincorporation,  the by-laws of Horizon
Wimba,  Inc.  will become the by-laws of the  surviving  corporation.  While the by-laws of Horizon Wimba, Inc. are similar to our by-laws, there are differences which may affect your rights as a stockholder.

     DIFFERENCES BETWEEN THE CORPORATE LAWS AND CHARTER DOCUMENTS GOVERNING
                 CONTINUUM GROUP B INC. AND HORIZON WIMBA, INC.

            We are  incorporated  under  the  laws of the  state of  Nevada  and
Horizon Wimba, Inc. is incorporated under the laws of the state of Delaware.  On consummation of the  reincorporation,  our stockholders,  whose rights currently are governed by Nevada law and our articles of incorporation and by-laws,  which were  created  pursuant to Nevada law,  will become  stockholders  of a Delaware company,  Horizon  Wimba,  Inc., and their rights as  stockholders  will then be governed by Delaware law and Horizon Wimba,  Inc.'s certificate of incorporation and by-laws, which were created under Delaware law.

            Although the corporate  statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences,  in the judgment of the management of Continuum  Group B Inc., are  summarized  below.  Stockholders should  refer to the Delaware  General  Corporation  Law and the Nevada  Revised
Statutes to understand how these laws apply to us and to Horizon Wimba, Inc.

            CLASSIFIED  BOARD OF  DIRECTORS.  Delaware  law permits any Delaware corporation  to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified  board,  one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years  (depending upon the number of classes into which directors are classified) or until their successors are elected and take office.  Nevada law also permits  corporations  to classify boards of directors  provided  that at least  one-fourth  of the total number of directors is elected annually.  We do not have a classified board, and it is not currently  expected  that  Horizon  Wimba,  Inc.'s  board of  directors  will be classified in the near future.

            REMOVAL OF  DIRECTORS.  Under the Nevada law,  any one or all of the
directors  of a  corporation  may be  removed  by the  holders  of not less than two-thirds of the voting power of a corporation's  issued and outstanding stock.
Nevada does not distinguish  between removal of directors with or without cause.

                                       10

Under Delaware law, directors of a corporation without a classified board may be removed,  with or without  cause,  by the  holders of a majority  of shares then entitled to vote in an election of directors.

            SPECIAL  MEETINGS OF  STOCKHOLDERS.  Delaware  law  permits  special meetings of  stockholders to be called by the board of directors or by any other person  authorized  in the  certificate  of  incorporation  or by-laws to call a special stockholder meeting. Nevada law permits special meetings of stockholders to be  called  by the  entire  board  of  directors,  any two  directors  or the
President unless provided otherwise in the articles of incorporation or by-laws.
Our by-laws provide that special  meetings of stockholders  may be called by its
President,  the  Chairman of its board of  directors,  the Vice  Chairman of its board of directors or by a majority vote of its board of directors.  The by-laws of Horizon Wimba,  Inc. provide that its President or a majority of its board of directors may call a special meeting of stockholders.

            Delaware law also provides  that if a  corporation  fails to hold an annual  meeting for the election of directors or there is no written  consent to elect  directors in lieu of an annual meeting taken,  in both cases for a period of 30 days after the date  designated  for the  annual  meeting,  a director  or stockholder of the  corporation  may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

            CUMULATIVE   VOTING.   Cumulative  voting  for  directors   entitles
stockholders  to cast a number  of votes  that is equal to the  number of voting shares held  multiplied  by the number of directors to be elected.  Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority  stockholder  or group of  stockholders  to elect at least one representative  to the board of  directors  where  such  stockholders  would not otherwise be able to elect any directors.

            Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation  provide for cumulative voting and certain procedures  for the  exercise  of  cumulative  voting are  followed.  A Delaware corporation may provide for cumulative voting in the  corporation's  certificate of incorporation.  Our articles of incorporation  specify that cumulative voting in the election of directors is not permitted.  Horizon Wimba, Inc. also did not adopt  cumulative  voting  in that its  certificate  of  incorporation  will not provide for cumulative voting in the election of directors.

            Because  neither  we nor  Horizon  Wimba,  Inc.  utilize  cumulative voting, there will be no difference in stockholders' rights with respect to this issue.

            VACANCIES. Under Delaware law, subject to the rights, if any, of any series of preferred  stock to elect directors and to fill vacancies on the board of  directors,  vacancies  on  the  board  of  directors  may be  filled  by the affirmative vote of a majority of the remaining  directors then in office,  even if less than a quorum.  Any  director  so  appointed  will hold  office  for the remainder  of the full  term of the  class of  directors  in which  the  vacancy occurred.  Similarly,  Nevada law  provides  that  vacancies  may be filled by a majority  of the  remaining  directors,  though  less than a quorum,  unless the articles of incorporation provide otherwise.

            Our by-laws  specify that  vacancies  resulting from any increase in the authorized  number of directors may be filled by the  affirmative  vote of a majority of the remaining  directors then in office,  though less than a quorum, and that  vacancies  resulting from the  resignation  of one or more  directors, effective at a future date, may be filled by the affirmative  vote of a majority of the remaining directors, including those who have so resigned. Horizon Wimba,
Inc.'s by-laws specify that any vacancy  occurring on the board of directors may be filled by the  affirmative  vote of a majority  of the  remaining  directors, though less than a quorum.

            INDEMNIFICATION   OF  OFFICERS  AND  DIRECTORS  AND  ADVANCEMENT  OF
EXPENSES. Delaware law provides that expenses incurred by an officer or director in defending any civil,  criminal,  administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the  director or officer to repay the amount if it is  ultimately  determined that he or she is not entitled to be indemnified by the corporation.  A Delaware corporation  has the  discretion to decide  whether or not to advance  expenses, unless its  certificate  of  incorporation  or by-laws  provides  for  mandatory advancement.  Under  Nevada law, the  articles of  incorporation,  by-laws or an agreement  made by the  corporation  may provide that the  corporation  must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled  to  be  indemnified  by  the  corporation.  Neither  our  articles  of incorporation nor Horizon Wimba, Inc.'s certificate of incorporation provide for the mandatory advancement of expenses to directors and officers.

                                       11

            LIMITATION   ON  PERSONAL   LIABILITY  OF   DIRECTORS.   A  Delaware
corporation is permitted to adopt provisions in its certificate of incorporation limiting  or  eliminating  the  liability  of a  director  to a company  and its stockholders  for monetary  damages for breach of fiduciary  duty as a director, provided that such  liability  does not arise from certain  proscribed  conduct, including breach of the duty of loyalty,  acts or omissions not in good faith or which involve intentional  misconduct or a knowing violation of law or liability to the  corporation  based on unlawful  dividends or  distributions  or improper personal benefit.  Horizon Wimba, Inc.'s certificate of incorporation limits the liability of directors to Horizon Wimba, Inc. to the fullest extent permitted by law.

            While Nevada law has a similar provision  permitting the adoption of provisions in the articles of incorporation  limiting  personal  liability,  the
Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers.  Second,  while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception but instead  contains an exception for breach of fiduciary  duties  that  involved  intentional  misconduct,  fraud or a  knowing violation of law.

            DIVIDENDS. Delaware law is different than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation,  a corporation may declare and pay dividends,  out of surplus,  or if no surplus exists,  out of net profits for the fiscal year in which the dividend is declared  and/or the preceding  fiscal year (provided that the amount of capital of the  corporation is not less than the aggregate  amount of the capital  represented by the issued and  outstanding  stock of all classes having a preference upon the distribution of assets). In addition,  Delaware law provides  that a  corporation  may redeem or  repurchase  its shares only if the capital of the  corporation  is not impaired and such  redemption  or repurchase would not impair the capital of the corporation.

            Nevada law provides that no distribution (including dividends on, or redemption or  repurchases  of,  shares of capital  stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they  become  due in the  usual  course  of  business,  or,  except  as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total  liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential  rights of preferred stockholders.

            RESTRICTIONS ON BUSINESS COMBINATIONS.  Both Delaware law and Nevada
law contain  provisions  restricting  the ability of a corporation  to engage in business  combinations  with an interested  stockholder.  Under  Delaware law, a corporation  which is listed on a national  securities  exchange,  included  for quotation  on the  Nasdaq  Stock  Market or held of  record  by more than  2,000 stockholders  is not  permitted  to engage in a  business  combination  with any
interested   stockholder  for  a  three-year  period  following  the  time  such stockholder  became  an  interested  stockholder,  unless  (i)  the  transaction resulting  in a person  becoming  an  interested  stockholder,  or the  business combination, is approved by the board of directors of the corporation before the person  becomes  an  interested  stockholder;  (ii) the  interested  stockholder acquires 85% or more of the  outstanding  voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both  officers and directors of the  corporation,  and shares held by certain employee stock ownership  plans);  or (iii) on or after the date the person  becomes an  interested  stockholder,  the  business  combination  is approved by the corporation's  board of directors and by the holders of at least
66-2/3% of the  corporation's  outstanding  voting stock at an annual or special meeting (and not by written  consent),  excluding shares owned by the interested stockholder. Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

            Nevada law regulates business combinations more stringently.  First, an  "interested  stockholder"  is defined as a  beneficial  owner  (directly  or indirectly) of 10% or more of the voting power of the outstanding  shares of the corporation.  Second,  the  three-year  moratorium can be lifted only by advance approval by a corporation's  board of directors.  Finally,  after the three-year period, combinations with "interested stockholders" remain prohibited unless (i)
they are approved by the board of directors, the disinterested stockholders or a majority  of  the  outstanding  voting  power  not  beneficially  owned  by  the interested party, or (ii) the interested stockholders satisfy certain fair value requirements.  As in the state of Delaware,  a Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation.

            Neither we nor Horizon Wimba,  Inc. have opted out of the applicable
statutes  with  appropriate   provisions  in  their   respective   articles  and
certificate of incorporation.

            AMENDMENT TO CERTIFICATE OF  INCORPORATION/ARTICLES OF INCORPORATION
OR BY-LAWS. In general, both Delaware law and Nevada law require the approval of

                                       12

the holders of a majority of all outstanding  shares entitled to vote to approve proposed  amendments to a corporation's  certificate/articles  of incorporation.
Both  Delaware  law and Nevada law also  provide  that in  addition  to the vote described above, the vote of a majority of the outstanding shares of a class may be required to amend the  certificate/articles  of incorporation.  Neither state requires stockholder approval for the board of directors of a corporation to fix the voting  powers,  designation,  preferences,  limitations,  restrictions  and rights  of a class  of stock  provided  that  the  corporation's  organizational documents  grant  such  power to its board of  directors.  Both  Nevada  law and
Delaware law permit,  in general,  the number of  authorized  shares of any such class of stock to be increased or decreased  (but not below the number of shares then  outstanding) by the board of directors  unless  otherwise  provided in the articles of incorporation  or resolution  adopted pursuant to the certificate of incorporation, respectively.

            ACTIONS BY WRITTEN CONSENT OF STOCKHOLDERS.  Nevada law and Delaware
law each provide that, unless the articles/certificate of incorporation provides otherwise,  any action  required  or  permitted  to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding  stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition,
Delaware  law requires the  corporation  to give prompt  notice of the taking of corporate action without a meeting by less than the requisite written consent to those  stockholders who did not consent in writing.  There will be no difference in stockholders'  rights with respect to stockholder  action by written consent, as both our  articles of  incorporation  and by-laws and Horizon  Wimba,  Inc.'s certificate  of  incorporation  and by-laws do not limit  stockholder  action by written consent.

            STOCKHOLDER VOTE FOR MERGERS AND OTHER CORPORATION  REORGANIZATIONS.
In general,  both jurisdictions require authorization by an absolute majority of outstanding  shares  entitled  to  vote,  as well as  approval  by the  board of directors,  with respect to the terms of a merger or a sale of substantially all of the assets of the  corporation.  Delaware law does not require a  stockholder vote of the surviving  corporation in a merger (unless the corporation  provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation;  (b) each share of stock of the surviving corporation  outstanding  immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations  convertible into such stock are to be issued or delivered under the plan of merger,  or the authorized  unissued shares or shares of common stock of the  surviving  corporation  to be issued or delivered  under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations  to be issued or delivered  under such plan do not exceed 20% of the shares of common stock of such constituent  corporation  outstanding immediately prior to the  effective  date of the  merger.  Nevada  law does  not  require  a stockholder  vote of the surviving  corporation in a merger under  substantially similar circumstances.

DEFENSES AGAINST HOSTILE TAKEOVERS

            While the following  discussion  summarizes the reasons for, and the operation and effects of, the  principal  provisions  of Horizon  Wimba,  Inc.'s certificate  of  incorporation  which  management  has identified as potentially having an anti-takeover  effect, it is not intended to be a complete description of all potential  anti-takeover  effects, and it is qualified in its entirety by
reference  to  the  full  texts  of  Horizon   Wimba,   Inc.'s   certificate  of
incorporation and by-laws.

            In general,  the anti-takeover  provisions of Horizon Wimba,  Inc.'s certificate of incorporation  are designed to minimize  susceptibility to sudden acquisitions  of control  which have not been  negotiated  with and  approved by
Horizon Wimba, Inc.'s board of directors. As a result, these provisions may tend to make it more  difficult  to  remove  the  incumbent  members  of the board of directors.  The  provisions  would not  prohibit  an  acquisition  of control of
Horizon Wimba,  Inc. or a tender offer for all of Horizon Wimba,  Inc.'s capital stock.  The  provisions  are  designed to  discourage  any tender offer or other attempt to gain  control of Horizon  Wimba,  Inc. in a  transaction  that is not approved by the board of directors,  by making it more difficult for a person or group to obtain control of Horizon  Wimba,  Inc. in a short time and then impose its will on the remaining stockholders.  However, to the extent these provisions successfully  discourage the  acquisition  of control of Horizon Wimba,  Inc. or tender  offers for all or part of Horizon  Wimba,  Inc.'s  capital stock without approval of the board of  directors,  they may have the effect of  preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

            Tender offers or other non-open  market  acquisitions  of stock will generally be made at prices above the prevailing  market price of Horizon Wimba,
Inc.'s  stock.  In  addition,  acquisitions  of stock by persons  attempting  to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover

                                       13

provisions may discourage such purchases, particularly those of less than all of
Horizon  Wimba,  Inc.'s  stock,  and  may  thereby  deprive  stockholders  of an opportunity to sell their stock at a temporarily  higher price. These provisions may therefore  decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate  incumbent  management  from change and to discourage not only  sudden or  hostile  takeover  attempts,  but any  attempts  to acquire control  which  are not  approved  by the  board of  directors,  whether  or not stockholders deem such transactions to be in their best interests.

            Stockholder  Meetings.  Delaware law provides  that the  stockholder meetings may be called by a  corporation's  board of directors or by such person or persons as may be authorized by a corporation's  certificate of incorporation or by-laws.  Horizon  Wimba,  Inc.'s  by-laws  provide  that annual  stockholder meetings may be called by Horizon  Wimba,  Inc.'s  board of  directors  and that special stockholder meetings may be called by the board of directors,  the chief executive  officer or one or more  stockholders  holding shares in the aggregate entitled to cast not less than ten percent of the votes at that meeting.

            Number of Directors and Filling Vacancies on the Board of Directors.
Delaware law requires  that the board of directors of a  corporation  consist of one or more  members  and  that  the  number  of  directors  shall be set by the corporation's  by-laws,  unless it is set by the  corporation's  certificate  of incorporation.  Horizon  Wimba,  Inc.'s  by-laws  provide  that  the  number  of directors shall consist of such number as may be determined from time to time by resolutions  adopted by a vote of the board of  directors  but shall not be less than  three.  The power to fill  vacancies,  whether  occurring  by reason of an increase in the number of directors or by  resignation,  is vested  primarily in the board of directors.

            Approval  of  Business  Combinations  with  Related  Persons.  Under
Delaware law, business combinations generally, including mergers, consolidations and  sales  of  substantially  all  of  the  assets  must,  subject  to  certain exceptions,  be  approved  by the  vote  of the  holders  of a  majority  of the outstanding  voting  stock.  One  exception  under  Delaware law to the majority approval  requirement  applies to business  combinations (as defined)  involving stockholders  owning 15% of the  outstanding  voting stock of a corporation  for less than three  years.  In order to obtain  stockholder  approval of a business combination  with  such a related  person,  the  holders  of  two-thirds  of the outstanding voting stock, excluding the stock owned by the 15% stockholder, must approve the transaction.  Alternatively,  the 15% stockholder must satisfy other requirements under Delaware law relating to (i) the percentage of stock acquired by such person in the  transaction  which  resulted in such  person's  ownership becoming  subject to the law, or (ii) approval of the board of directors of such person's acquisition of the stock of the Delaware corporation. Delaware law does not contain price criteria.  The  supermajority  stockholder  vote  requirements under Delaware law may have the effect of foreclosing mergers and other business combinations  which the  holders of a majority of the stock deem  desirable  and place the power to prevent such a transaction  in the hands of a minority of the stockholders

            Under Delaware law,  unless  otherwise  provided in a  corporation's certificate of incorporation  there is no cumulative  voting by stockholders for the  election  of  the  directors.  The  absence  of  cumulative  voting  rights effectively  means  that the  holders  of a  majority  of the  stock  voted at a stockholders  meeting  may, if they so choose,  elect all  directors  of Horizon
Wimba,  Inc., thus precluding a small group of stockholders from controlling the election of one or more representatives to the board of directors. Horizon Wimba
Inc.'s certificate of incorporation does not provide for cumulative voting.

            Advance Notice Requirements for Nomination of Directors and Proposal
of  New  Business  at  Annual  Stockholder   Meetings.   Horizon  Wimba,  Inc.'s
certificate of incorporation generally provides that any stockholder desiring to make a proposal for new business or nomination  for the election of directors at a stockholder  meeting must submit written notice not less than 120 or more than
180 days in advance of the meeting.  This advance  notice  requirement  may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations,  should management  determine that doing so is in the best interests of  stockholders  generally.  Similarly,  adequate  advance  notice of stockholder  proposals will give  management time to study such proposals and to determine  whether to  recommend  to the  stockholders  that such  proposals  be adopted.  In certain instances,  such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests.

                                       14

             FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

            We believe that,  for federal  income tax purposes,  no gain or loss will be recognized by us, Horizon Wimba,  Inc. or our  stockholders  who receive
Horizon  Wimba,  Inc.  common stock for shares of our common stock in connection with the reincorporation.  The adjusted tax basis of each whole share of Horizon
Wimba,  Inc.  common stock  received by a stockholder of ours as a result of the reincorporation  will be the same as such  stockholder's  aggregate adjusted tax basis in the shares of our common  stock  converted  into such shares of Horizon
Wimba,  Inc. common stock. A stockholder who holds our common stock will include in his holding period for the Horizon Wimba,  Inc. common stock that he receives as a result of the  reincorporation  his  holding  period for our  common  stock converted into such Horizon Wimba, Inc. common stock.

            Because of the  complexity of the capital gains and loss  provisions of the Internal  Revenue Code of 1986,  as amended,  and the  uniqueness of each
individual's  capital  gain  or  loss  situation,   stockholders   contemplating
exercising  statutory  dissenters'  rights should  consult their own tax advisor regarding the federal income tax consequences of exercising such rights.  State, local or  foreign  income tax  consequences  to  stockholders  may vary from the federal income tax  consequences  described above, and STOCKHOLDERS ARE URGED TO
CONSULT  THEIR  OWN  TAX  ADVISOR  AS  TO  THE   CONSEQUENCES  TO  THEM  OF  THE
REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

                        RIGHTS OF DISSENTING STOCKHOLDERS

            Stockholders  of  our  common  stock  that  follow  the  appropriate procedures are entitled to dissent from the consummation of the  reincorporation and receive  payment of the fair value of their  shares under  Sections  92A.300 through 92A.500 of the Nevada Revised Statutes.

            The  following   discussion   summarizes  the  material   applicable
provisions of the Nevada dissenters'  rights statute.  You are urged to read the full text of the Nevada  dissenters'  rights statute,  which is reprinted in its entirety  and  attached  as  Exhibit  4 to this  document.  A  person  having  a beneficial interest in shares of our common stock that are held of record in the name of  another  person,  such as a bank,  broker  or other  nominee,  must act promptly  to cause  the  record  holder to follow  the  steps  summarized  below properly and in a timely manner if such person wishes to perfect any dissenters'
rights such person may have.

            This discussion and Exhibit 4 should be reviewed carefully by you if you wish to exercise statutory  dissenters' rights or wish to preserve the right to do so,  because  failure  to  strictly  comply  with  any  of the  procedural
requirements  of  the  Nevada   dissenters'  rights  statute  may  result  in  a
termination or waiver of dissenters'  rights under the Nevada dissenters' rights statute.

            Under the Nevada dissenters'  rights statute,  you have the right to dissent from the  reincorporation  and demand  payment of the fair value of your shares of common  stock.  If you elect to dissent,  you must file with a written notice of dissent  with us stating  that you intend to demand  payment  for your shares of common  stock if the  reincorporation  is  consummated.  Such  written notice  of  dissent  must be filed  with us within  30 days of  receipt  of this
Information Statement.  If you fail to comply with this notice requirement,  you will not be entitled to  dissenters'  rights.  The "fair value" of the shares as used in the  Nevada  dissenters'  rights  statute  is the  value  of the  shares immediately before the effectuation of the proposed  reincorporation,  excluding an appreciation or  depreciation in anticipation of the  reincorporation  unless exclusion would be inequitable.

            Within 10 days after the effective time of the  reincorporation,  we will  give  written  notice  of the  effective  time of the  reincorporation  by certified mail to each  stockholder  who filed a written notice of dissent.  The notice  must also state where  demand for  payment  must be sent and where share certificates shall be deposited, among other information. Within the time period set  forth in the  notice,  which  may not be less than 30 days nor more than 60 days  following the date notice is delivered,  the dissenting  stockholder  must make a written  demand on us for  payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

            Within 30 days after the receipt of demand for the fair value of the dissenters'  shares,  we will pay each  dissenter who complied with the required procedures  the  amount it  estimates  to be the fair  value of the  dissenters'
shares,  plus accrued  interest.  Additionally,  we will mail to each dissenting stockholder a statement as to how fair value was  calculated,  a statement as to how interest was  calculated,  a statement  of the  dissenters'  right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of
Nevada law.

                                       15

            A  dissenting  stockholder,  within  30 days  following  receipt  of payment  for  the  shares,  may  send us a  notice  containing  such  dissenting stockholder's  own  estimate  of fair  value and  accrued  interest,  and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder.

            If a demand for payment  remains  unsettled,  we will  petition  the court to determine  fair value and accrued  interest.  If we fail to commence an action within 60 days following the receipt of the stockholder's demand, we will
pay  to  the   stockholder  the  amount  demanded  by  the  stockholder  in  the stockholder's  notice  containing the  stockholder's  estimate of fair value and accrued interest.

            All  dissenting  stockholders,  whether  residents of Nevada or not, must be made  parties to the action and the court will render  judgment  for the fair value of their  shares.  Each party must be served with the  petition.  The judgment shall include payment for the amount,  if any, by which the court finds the fair value of such shares,  plus interest,  exceeds the amount already paid.
If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including  reasonable  fees of counsel and experts,  against  such  stockholder.
Otherwise  the costs and expenses of bringing the action will be  determined  by the court. In addition,  reasonable fees and expenses of counsel and experts may be assessed against us if the court finds that it did not  substantially  comply with the requirements of the Nevada  dissenters' rights statute or that it acted arbitrarily,  vexatiously,  or not in good  faith  with  respect  to the  rights granted to dissenters under Nevada law.

            If you wish to seek dissenters'  rights, you are urged to review the applicable Nevada statutes attached to this Information Statement as Exhibit 4.

                                       16

                       BOARD OF DIRECTORS' RECOMMENDATIONS
                            AND STOCKHOLDER APPROVALS

            On  August  30,  2004,   our  board  of  directors   considered  and
unanimously   approved  each  of  the  actions  described  in  this  Information
Statement,  and recommended that the stockholders adopt each of the actions with respect to the  reincorporation,  the reverse stock split and the corporate name change. The affirmative  consent of the holders of a majority of Continuum Group
B Inc.'s issued and  outstanding  shares of common stock was required to approve each of such actions described in this Information Statement in the absence of a meeting of  stockholders.  The  requisite  stockholder  approval of each of such actions described in this Information Statement was obtained by the execution of written  consents  in favor of such  actions by the holders of a majority of our outstanding  shares of common stock without the need to solicit votes,  allowing
Continuum  Group B Inc.  to take the  proposed  actions on or about  October 12,
2004.

            The information  contained in this Information Statement constitutes the only notice any stockholder will be provided.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

            Except in their  capacity  as  shareholders,  none of our  officers, directors or any of their  respective  affiliates has any interest in any of the matters to be acted upon, as set forth in this Information Statement.

                           FORWARD-LOOKING STATEMENTS

            This  Information  Statement may contain  certain  "forward-looking"
statements as such term is defined in the Private  Securities  Litigation Reform
Act of 1995 or by the U.S.  Securities  and  Exchange  Commission  in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations,  economic performance, financial condition, growth and acquisition strategies,  investments, and future operational  plans. For this purpose,  any statements  contained herein that are
not  statements  of  historical  fact  may  be  deemed  to  be   forward-looking
statements.  Without  limiting the  generality of the  foregoing,  words such as
"may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate,"
"might," or "continue" or the negative or other variations thereof or comparable
terminology  are  intended  to  identify   forward-looking   statements.   These
statements,  by their  nature,  involve  substantial  risks  and  uncertainties, certain  of which  are  beyond  our  control,  and  actual  results  may  differ materially  depending on a variety of important factors,  including  uncertainty related to  acquisitions,  governmental  regulation,  managing  and  maintaining growth,  volatility of stock prices and any other factors  discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

                       WHERE YOU CAN FIND MORE INFORMATION

            We are subject to the information and reporting  requirements of the
Securities  Exchange  Act of 1934  and in  accordance  with  this  act,  we file periodic  reports,  documents  and other  information  with the  Securities  and
Exchange  Commission  relating to our business,  financial  statements and other matters.  These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission,  450 Fifth
Street,  N.W.,  Washington,  DC 20549. Our SEC filings are also available to the public from the SEC's website at http://www.sec.gov.

                     INCORPORATION OF FINANCIAL INFORMATION

            Our financial  information,  financial  statements and  Management's
Discussion  and  Analysis are  incorporated  by reference to our Form 10-SB/A as filed with the U.S.  Securities  and Exchange  Commission  on September 22, 2004
(Commission  File No.  000-50501),  our Quarterly  Report on Form 10-QSB for the
quarterly  period  ended  March 31, 2004 as filed with the U.S.  Securities  and
Exchange  Commission on May 24, 2004  (Commission  File No.  000-50501)  and our
Quarterly  Report on Form 10-QSB for the quarterly period ended June 30, 2004 as filed  with the U.S.  Securities  and  Exchange  Commission  on  August  4, 2004
(Commission  File No.  000-50501),  is incorporated in its entirety by reference into this Information  Statement.  You may request a copy of these filings at no cost, by writing or telephoning us at the following address:

                                       17

                             CONTINUUM GROUP B INC.
               c/o Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                Park Avenue Tower
                               65 East 55th Street
                               New York, NY 10022
                                 (212) 451-2300

            As the requisite  stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consents from the holders of a majority of our outstanding shares of common stock. WE ARE
NOT ASKING YOU FOR A PROXY AND YOU ARE  REQUESTED  NOT TO SEND US A PROXY.  This
Information  Statement  is for  informational  purposes  only.  Please read this
Information Statement carefully.

                                       18

                                INDEX OF EXHIBITS

Exhibit 1:    Agreement and Plan of Merger.

Exhibit 2:    Certificate of Incorporation of Horizon Wimba, Inc.

Exhibit 3:    By-laws of Horizon Wimba, Inc.

Exhibit 4:    Nevada Statutes Concerning Dissenter's Rights.

                                       19

                                                                       EXHIBIT 1

                          AGREEMENT AND PLAN OF MERGER

            This  AGREEMENT  AND PLAN OF MERGER (this  "AGREEMENT")  is made and entered into as of August 30,  2004,  between  Continuum  Group B Inc., a Nevada corporation  ("CONTINUUM"),  and Horizon  Wimba,  Inc.,  a Delaware  corporation
("HORIZON").  Continuum and Horizon are from time to time herein  referred to as the "CONSTITUENT CORPORATIONS."

                                    RECITALS:

            A. Continuum is a corporation  duly organized and existing under the laws of the State of Nevada  and, on the date  hereof,  has  authority  to issue
45,000,000  shares of common  stock,  $.001 par value per share (the  "CONTINUUM
COMMON  STOCK"),  of which  6,872,704  shares  are issued  and  outstanding  and
5,000,000  shares of  preferred  stock,  $.001 par value per share,  of which no shares are issued and outstanding.

            B. Horizon is a corporation  duly  organized and existing  under the laws of the State of Delaware  and, on the date hereof,  has  authority to issue
90,000,000  shares of common stock,  par value $.01 per share  ("HORIZON  COMMON
STOCK"),  of which ten shares are issued and outstanding and owned by Continuum, and 10,000,000  shares of preferred stock, par value $.01 per share, of which no shares are issued and outstanding.

            C. The Boards of Directors of the Constituent  Corporations  deem it advisable  and to  the  advantage  of the  Constituent  Corporations  and  their respective  stockholders  that Continuum be merged with and into Horizon for the purpose of changing the  jurisdiction  of  incorporation  of Continuum  from the
State of Nevada to the State of Delaware  and for the  purpose of  changing  the name of Continuum from "Continuum Group B Inc." to "Horizon Wimba, Inc."

            D. Each of the Constituent  Corporations has, subject to approval by its stockholders, adopted the Plan of Merger embodied in this Agreement.

                                    AGREEMENT

            In consideration of the terms hereof,  the Constituent  Corporations do  hereby  agree to merge on the  terms  and  conditions  herein  provided,  as follows:

                                   ARTICLE I

                                   The MERGER

            1.1.  THE  MERGER.  Upon the terms  and  subject  to the  conditions hereof,  on the Effective  Date (as  hereinafter  defined),  Continuum  shall be merged  with and into  Horizon in  accordance  with the  applicable  laws of the
States  of Nevada  and  Delaware  (the  "MERGER").  The  separate  existence  of
Continuum  shall cease,  and Horizon  shall be the  surviving  corporation  (the
"SURVIVING  CORPORATION")  and  shall be  governed  by the laws of the  State of
Delaware.

            1.2.  EFFECTIVE DATE. The Merger shall become  effective on the date and at the time of the filing of a Certificate of Merger,  in substantially  the form annexed hereto as Appendix A-1, with the Secretary of State of the State of
Delaware, and an Articles of Merger, in substantially the form annexed hereto as

Appendix  A-2,  with the  Secretary  of State of the State of Nevada,  whichever later occurs (the "EFFECTIVE  DATE"), all after satisfaction of the requirements of the applicable laws of such States prerequisites to such filings,  including, without  limitation,  the  approval  of  the  stockholders  of  the  Constituent
Corporations.

            1.3.  CERTIFICATE  OF  INCORPORATION.  On the  Effective  Date,  the
Certificate of Incorporation of Horizon,  as in effect  immediately prior to the
Effective  Date,  shall continue in full force and effect as the  Certificate of
Incorporation of the Surviving Corporation.

            1.4.  BYLAWS.  On the Effective  Date, the Bylaws of Horizon,  as in
effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

            1.5.  DIRECTORS AND OFFICERS.  The directors and officers of Horizon immediately  prior to the Effective  Date shall be the directors and officers of the Surviving  Corporation,  until their successors shall have been duly elected
and  qualified  or  until   otherwise   provided  by  law,  the  Certificate  of
Incorporation  of the  Surviving  Corporation  or the  Bylaws  of the  Surviving
Corporation.

                                   ARTICLE II

                              CONVERSION OF SHARES

            2.1.  CONTINUUM COMMON STOCK.  Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof,  each share of Continuum Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the common stock of the Surviving Corporation, par value of $.001 per share (the "SURVIVOR STOCK").

            2.2. HORIZON COMMON STOCK. Upon the Effective Date, by virtue of the
Merger and without any action on the part of the holder  thereof,  each share of
Horizon Common Stock  outstanding  immediately  prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

            2.3.  EXCHANGE OF CERTIFICATES.  Each person who becomes entitled to receive Survivor Stock by virtue of the Merger shall be entitled to receive from the Surviving Corporation,  as promptly as practicable after the Effective Time, a  certificate  or  certificates  representing  the number of shares of Survivor
Stock to which such person is entitled as provided herein.

                                  ARTICLE III

                                EFFECT OF MERGER

            3.1. RIGHTS,  PRIVILEGES,  ETC. On the Effective Date of the Merger,
the Surviving  Corporation,  without further act, deed or other transfer,  shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private  nature,  of Continuum  and Horizon;  all property of every

                                       2

description and every interest  therein,  and all debts and other obligations of or  belonging  to or due to each of  Continuum  and Horizon on whatever  account shall  thereafter  be taken and deemed to be held by or  transferred  to, as the case may be, or invested in the  Surviving  Corporation  without  further act or deed;  title to any real estate,  or any interest therein vested in Continuum or
Horizon,  shall not revert or in any way be impaired  by reason of this  merger;
and all of the rights of creditors of Continuum  and Horizon  shall be preserved unimpaired,  and all liens upon the property of  Continuum  or Horizon  shall be preserved unimpaired, and all debts, liabilities,  obligations and duties of the respective  corporations shall thenceforth remain with or be attached to, as the case may be, the  Surviving  Corporation  and may be enforced  against it to the same extent as if all of said  debts,  liabilities,  obligations  and duties had been incurred or contracted by it.

            3.2. FURTHER ASSURANCES.  From time to time, as and when required by the  Surviving  Corporation  or by its  successors  and assigns,  there shall be executed and delivered on behalf of Continuum such deeds and other  instruments, and  there  shall be taken or caused  to be taken by it such  further  and other action,  as shall be  appropriate or necessary in order to vest or perfect in or to conform of record or otherwise in the Surviving  Corporation the title to and
possession  of  all  the  property,   interest,   assets,  rights,   privileges,
immunities, powers, franchises and authority of Continuum and otherwise to carry out the  purposes of this  Agreement,  and the  officers  and  directors  of the
Surviving  Corporation  are  fully  authorized  in the  name  and on  behalf  of
Continuum  or  otherwise  to take any and all such  action  and to  execute  and deliver any and all such deeds and other instruments.

                                   ARTICLE IV

                                     GENERAL

            4.1.  ABANDONMENT.  At any time  before  the  Effective  Date,  this
Agreement  may be  terminated  and the  Merger may be  abandoned  for any reason whatsoever  by the Board of  Directors  of either  Continuum or Horizon or both, notwithstanding  the approval of this Agreement by the stockholders of Continuum or Horizon.

            4.2.  AMENDMENT.  At any time  prior  to the  Effective  Date,  this
Agreement  may be amended or  modified in writing by the Board of  Directors  of either Continuum or Horizon or both; provided,  however,  that an amendment made subsequent  to the  adoption of this  Agreement  by the  stockholders  of either
Constituent  Corporation  shall  not  alter  or  change  any  of the  terms  and conditions of this Agreement if such alteration or change would adversely affect the rights of the stockholders of such Constituent Corporation.

            4.3.  GOVERNING  LAW.  This  Agreement  shall  be  governed  by  and construed and enforced in accordance with the laws of the State of Delaware and, so far as applicable, the merger provisions of the Nevada Revised Statute.

                                       3

            4.4.  COUNTERPARTS.  In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts,  each of which shall be deemed to be an original.

                            [Signature Page Follows]

                                       4

               [SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

            IN WITNESS WHEREOF,  the parties hereto have entered into and signed this Agreement as of the date and year first written above.

                                        CONTINUUM GROUP B INC.
                                        (a Nevada corporation)

                                        By:/s/ Robert L. Frome
                                           -------------------------------------
                                           Name:  Robert L. Frome
                                           Title: President

                                        HORIZON WIMBA, INC.
                                        (a Delaware corporation)

                                        By: /s/ Robert L. Frome
                                           -------------------------------------
                                           Name:  Robert L. Frome
                                           Title: President

                                                                     EXHIBIT 2

                          CERTIFICATE OF INCORPORATION
                                       OF
                               HORIZON WIMBA, INC.
                             A DELAWARE CORPORATION

                                    ARTICLE I

                                      NAME

     The name of the corporation is Horizon Wimba, Inc. (the "Corporation").

                                   ARTICLE II

                           REGISTERED OFFICE AND AGENT

            The address of the registered office of the Corporation in the State of Delaware is The Corporation Trust Center,  1209 Orange Street, in the City of
Wilmington,  County  of New  Castle.  The name of its  registered  agent at that address is The Corporation Trust Company.

                                   ARTICLE III

                                    PURPOSES

            The purpose of the Corporation  shall be to engage in any lawful act
or  activity  for  which   corporations  may  be  organized  under  the  General
Corporation Law of the State of Delaware.

                                   ARTICLE IV

                                  CAPITAL STOCK

            The Corporation shall be authorized to issue two classes of stock to be designated,  respectively,  "Common  Stock" and "Preferred  Stock." The total number of shares of both classes of stock which the Corporation has authority to issue is one hundred million (100,000,000) shares, consisting of: ninety million
(90,000,000) shares of Common Stock, $0.001 par value per share, and ten million
(10,000,000) shares of Preferred Stock, $0.001 par value per share.

            The Board of Directors of the Corporation (the "Board of Directors")
is  authorized,  subject to  limitations  prescribed by  applicable  law and the provisions  of this  Article  IV, to provide  for the  issuance of the shares of
Preferred  Stock from time to time in one or more  series,  each of which series shall have such distinctive  designation or title as shall be fixed by the Board of Directors  prior to the issuance of any shares  thereof.  Each such series of
Preferred  Stock shall have such voting powers,  shall consist of such number of shares,  shall be issued for such  consideration  and shall  otherwise have such powers, designations, preferences and relative, participating, optional or other rights, if any, and such qualifications, limitations or restrictions, if any, as shall be stated in such  resolution  or  resolutions  providing for the issue of such series of Preferred  Stock as may be adopted from time to time by the Board of  Directors  prior to the  issuance  of any  shares  thereof  pursuant  to the authority hereby expressly vested in it, all in accordance with applicable law.

            The number of authorized shares of any class or classes of stock may be  increased  or  decreased  (but not below the number of shares  thereof  then outstanding)  by the  affirmative  vote of the holders of at least a majority of the voting power of the then  outstanding  Voting  Stock,  voting  together as a single class.

            The  Common  Stock  shall be  subject  to the  express  terms of the
Preferred  Stock  and any  series  thereof.  Except as may be  provided  in this
Certificate of  Incorporation  or in any Certificate of Designation  designating any series of  Preferred  Stock  pursuant to the  foregoing  provisions  of this
Article  IV that shall be in effect  under the  General  Corporation  Law of the
State of Delaware (a "Preferred  Stock  Designation"),  the holders of shares of
Common  Stock  shall  be  entitled  to one vote for  each  such  share  upon all questions  presented  to the  stockholders,  the  Common  Stock  shall  have the exclusive  right  to vote  for  the  election  of  directors  and for all  other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.

            The Corporation  shall be entitled to treat the person in whose name any share of its stock is  registered  as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

                                    ARTICLE V

                              ELECTION OF DIRECTORS

            Subject  to the rights of the  holders  of any  series of  Preferred
Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time exclusively by the
Board of Directors  pursuant to a  resolution  adopted by a majority of the then authorized  number of  directors of the  Corporation,  but in no event shall the number of directors be fewer than three.

            Subject  to the rights of the  holders  of any  series of  Preferred
Stock to elect additional  directors under specified  circumstances,  and unless the Board of Directors otherwise determines, vacancies in the Board of Directors
resulting  from  one  or  more  directors'   death,   resignation,   retirement,
disqualification,  removal  from  office  or  other  cause,  and  newly  created directorships resulting from any increase in the authorized number of directors, may be  filled  only by the  affirmative  vote of a  majority  of the  remaining directors,  though  less than a quorum of the Board of  Directors,  or by a sole remaining  director,  and  directors  so chosen  shall  hold  office  for a term expiring  at the  annual  meeting  of  stockholders  and until  such  director's successor shall have been duly elected and qualified.  No decrease in the number of authorized  directors  constituting  the Board of Directors shall shorten the term of any incumbent director.

            Subject  to the rights of the  holders  of any  series of  Preferred
Stock to elect additional directors under specified circumstances,  any director may be removed from office at any time,  with or without cause,  but only by the affirmative  vote of the holders of at least a majority  of the voting  power of

                                       2

the then  outstanding  Voting Stock,  voting  together as a single  class,  at a meeting called for that purpose.

            Elections  of directors  of the  Corporation  need not be by written ballot except and to the extent the by-laws of the  Corporation  (the "By-Laws")
so provide.

            Notwithstanding   anything   contained   in  this   Certificate   of
Incorporation  to the  contrary,  and in  addition  to  approval by the Board of
Directors, the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding  Voting Stock,  voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this
Article V. For purposes of this  Certificate  of  Incorporation,  "Voting Stock"
shall mean the outstanding  shares of capital stock of the Corporation  entitled to vote generally in the election of directors.

                                   ARTICLE VI

                        POWERS OF THE BOARD OF DIRECTORS

            In  furtherance  and not in  limitation  of the powers  conferred by applicable law, the Board of Directors shall have the power to (1) adopt,  amend or  repeal  the  By-Laws,  subject  to  the  power  of the  stockholders  of the
Corporation under the General Corporation Law of the State of Delaware to adopt, amend or repeal any By-Law; PROVIDED,  HOWEVER, that,  notwithstanding any other provision of this  Certificate  of  Incorporation  or any provision of law which might  otherwise  permit  a  lesser  vote or no  vote,  but in  addition  to any affirmative  vote of the holders of any series of  Preferred  Stock  required by applicable  law,  this  Certificate  of  Incorporation  or any  Preferred  Stock
Designation,  the  affirmative  vote of the  holders  of at least 66 2/3% of the voting power of the then outstanding  Voting Stock,  voting together as a single class,  shall be  required  for  stockholders  to  adopt,  amend or  repeal  any provision of the  By-Laws;  and (2) from time to time  determine  whether and to what  extent,  and at what  times and  places,  and under  what  conditions  and regulations, the accounts and books of the Corporation, or any of them, shall be open to inspection of stockholders; and, except as so determined or as expressly provided  in  this  Certificate  of  Incorporation  or in  any  Preferred  Stock
Designation, no stockholder shall have any right to inspect any account, book or document  of the  Corporation  other  than such  rights as may be  conferred  by applicable  law.  Notwithstanding  anything  contained  in this  Certificate  of
Incorporation  to the  contrary,  and in  addition  to  approval by the Board of
Directors, the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding  Voting Stock,  voting together as a single class, shall be  required to amend,  repeal or adopt any  provision  inconsistent  with clause (1) of the preceding sentence.  The Corporation may in its By-Laws confer powers upon its Board of  Directors  in  addition to the powers and  authorities expressly conferred upon it by applicable law.

                                   ARTICLE VII

                             LIABILITY OF DIRECTORS

            To the fullest extent  permitted by the General  Corporation  Law of the State of Delaware, as it exists on the date hereof or as it may hereafter be amended,  no  director  of the  Corporation  shall be  personally  liable to the
Corporation  or its  stockholders  for monetary  damages for breach of fiduciary

                                       3

duty as a  director  of the  Corporation.  Without  limiting  the  effect of the preceding  sentence,  if the General Corporation Law of the State of Delaware is
hereafter  amended to authorize  the further  elimination  or  limitation of the liability of a director,  then the  liability  of a director of the  Corporation shall be  eliminated or limited to the fullest  extent  permitted by the General
Corporation Law of the State of Delaware, as so amended.

            Neither  any  amendment  nor  repeal of this  Article  VII,  nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VII,  shall  eliminate,  reduce or otherwise  adversely  affect any limitation on the personal  liability of a director of the Corporation  existing at the  time of such  amendment,  repeal  or  adoption  of such an  inconsistent provision.

                                  ARTICLE VIII

                                 INDEMNIFICATION

            Each person who is or was a director or officer of the  Corporation, or each such person who is or was serving at the request of the Corporation as a director,  officer, employee or agent of another corporation,  limited liability company,  partnership,  joint venture,  trust or other enterprise (including the heirs,  executor,  administrators  or estate of such person),  including service with respect to employee  benefit plans,  shall be indemnified and held harmless by the  Corporation to the fullest extent  permitted by the General  Corporation
Law of the State of  Delaware  as the same  exists or may  hereafter  be amended
(but, if permitted by applicable law, in the case of any such amendment, only to the extent  that such  amendment  permits  the  Corporation  to provide  broader indemnification  rights than said law permitted the Corporation to provide prior to such  amendment) and any other  applicable  laws as presently or hereafter in effect.  The  Corporation  may,  by action of the  Board of  Directors,  provide indemnification  to  employees  and agents of the  Corporation,  and to any such
persons  serving  as  directors,   officers,  employees  or  agents  of  another
corporation,  limited liability company,  partnership,  joint venture,  trust or other  enterprise,  including service with respect to employee benefit plans, at the request of the Corporation,  with the same scope and effect as the foregoing indemnification of directors and officers.  The Corporation shall be required to indemnify any person seeking indemnification in connection with any action, suit or proceeding,  whether civil,  criminal,  administrative  or  investigative  (a
"proceeding") (or part thereof) initiated by such person only if such proceeding
(or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's right to indemnification pursuant to the rights granted by this  Certificate  of  Incorporation  or otherwise by the  Corporation.  Without limiting the  generality or the effect of the  foregoing,  the  Corporation  may
enter  into  one  or  more   agreements   with  any  person  which  provide  for
indemnification  greater  than or different  from that  provided in this Article
VIII.

                                   ARTICLE IX

                             ACTION BY STOCKHOLDERS

            Any action required or permitted to be taken by the  stockholders of the  Corporation  must be effected at a duly called annual or special meeting of stockholders of the Corporation and may be effected by any consent in writing in lieu of a meeting of such  stockholders.  Notwithstanding  anything contained in this Certificate of  Incorporation to the contrary,  and in addition to approval

                                       4

by the  Board  of  Directors,  the  affirmative  vote of at least 66 2/3% of the voting power of the then outstanding  Voting Stock,  voting together as a single class,  shall be required to amend,  repeal or adopt any provision  inconsistent with this Article IX.

                                    ARTICLE X

                                   AMENDMENTS

            Except  as  may  be  expressly   provided  in  this  Certificate  of
Incorporation,  the Corporation  reserves the right at any time and from time to time  to  amend,  alter,  change  or  repeal  any  provision  contained  in this
Certificate of  Incorporation  or a Preferred Stock  Designation,  and any other provisions  authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights,  preferences and privileges of whatsoever nature conferred upon  stockholders,  directors or any other persons  whomsoever by and pursuant  to  this  Certificate  of  Incorporation  in its  present  form  or as hereafter  amended are granted  subject to the right reserved in this Article X;
PROVIDED,  HOWEVER,  that any amendment or repeal of Article VII or Article VIII of this  Certificate of  Incorporation  shall not adversely  affect any right or protection  existing hereunder in respect of any act or omission occurring prior to such  amendment  or repeal;  and PROVIDED  FURTHER  that no  Preferred  Stock
Designation  shall be amended  after the issuance of any shares of the series of
Preferred  Stock created  thereby,  except in accordance  with the terms of such
Preferred Stock Designation and the requirements of applicable law.

                                       5

            IN WITNESS  WHEREOF,  the  undersigned has signed this instrument on the 9th day of September,  2004,  thereby  acknowledging that this instrument is the act and deed of the undersigned and that the facts stated above are true.

                                         /s/ Elaine F. Stein
                                         --------------------------------------
                                         Elaine F. Stein
                                         Sole Incorporator

                                       6

                                                                       EXHIBIT 3

                                    BYLAWS OF
                               HORIZON WIMBA, INC.
                            (a Delaware corporation)

                                    ARTICLE I

                                CORPORATE OFFICES

1.1         REGISTERED OFFICE

            The  registered  office  of the  corporation  shall  be fixed in the certificate of incorporation of the corporation.

1.2         OTHER OFFICES

            The  board  of  directors  may  at  any  time  establish  branch  or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

2.1         PLACE OF MEETINGS

            Meetings  of  stockholders  shall  be held at any  place  within  or outside  the State of  Delaware  designated  by the board of  directors.  In the absence of any such  designation,  stockholders'  meetings  shall be held at the principal executive office of the corporation.

2.2         ANNUAL MEETING

            The annual meeting of stockholders shall be held each year on a date and at a time  designated  by the board of  directors.  In the  absence  of such designation,  the annual meeting of  stockholders  shall be held in each year at such date,  time and location as determined by the board of directors.  However, if such day falls on a legal holiday, then the meeting shall be held at the same time  and  place on the next  succeeding  full  business  day.  At the  meeting, directors shall be elected, and any other proper business may be transacted.

2.3         SPECIAL MEETING

            A special meeting of the  stockholders  may be called at any time by the  board of  directors,  or by the  chairman  of the  board,  or by the  chief executive  officer,  or by  one  or  more  stockholders  holding  shares  in the aggregate  entitled to cast not less than ten percent (10%) of the votes at that meeting. No other person or persons are permitted to call a special meeting.

            If a special  meeting is called by any person or persons  other than the board of  directors,  then the request shall be in writing,  specifying  the time of such  meeting  and the  general  nature of the  business  proposed to be transacted,  and shall be delivered  personally or sent by registered mail or by telegraphic or other facsimile  transmission  to the chairman of the board,  the chief  executive  officer,  the president  (in the absence of a chief  executive officer), or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance  with the provisions of Sections 2.4 and 2.6 of these bylaws,  that a meeting will be held at the time requested by the person or persons  calling the meeting,  so long as that time is not less than  thirty-five  (35) nor more than sixty (60) days after the  receipt  of the  request.  If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice.. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4         NOTICE OF STOCKHOLDERS' MEETINGS

            All notices of meetings of  stockholders  shall be sent or otherwise given in  accordance  with  Section 2.6 or Section 9.1 of these  bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting.  The notice  shall  specify  the place,  date and hour of the  meeting,  the means of remote  communication,  if any, by which  stockholders  and proxy holders may be deemed to be present in person and vote at such meeting,  and (i) in the case of a special  meeting,  the purpose or purposes for which the meeting is called (no business  other than that  specified in the notice may be transacted) or (ii) in the case of the annual meeting,  those matters which the board of directors,  at the time of giving the notice, intends to present for action by the stockholders
(but any proper  matter may be  presented at the meeting for such  action).  The notice of any meeting at which  directors  are to be elected  shall  include the name of any  nominee  or  nominees  who,  at the time of the  notice,  the board intends to present for election.

2.5         ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

            Subject  to the  rights of  holders  of any class or series of stock having a preference  over the Common Stock as to dividends or upon  liquidation,
(a) nominations for the election of directors,  and (b) business  proposed to be brought before any stockholder  meeting may be made by the board of directors or proxy  committee  appointed  by the  board of  directors  or by any  stockholder entitled to vote in the election of directors  generally if such  nomination  or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose  business to be brought  before a meeting,  or both,  only if such  stockholder has given timely notice in proper written form of their intent to make such  nomination  or  nominations  or to propose  such  business.  To be timely, such stockholder's notice must be delivered to or mailed and received at the principal  executive  offices of the  corporation  not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation's proxy statement  released to stockholders in connection with the previous year's annual meeting of  stockholders;  provided,  however,  that in the event that no annual  meeting was held in the previous year or the date of the annual  meeting has been changed by more than thirty (30) days from the date contemplated at the

                                       2

time of the previous  year's proxy  statement,  notice by the  stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder's notice to the secretary shall set forth:

            (i)   the name and  address of the  stockholder  who intends to make the  nominations  or propose the business and, as the case may be,  of  the  person  or  persons  to be  nominated  or of the business to be proposed;

            (ii)  a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable,  intends to appear in person or by proxy at the meeting to  nominate  the person or persons  specified  in the notice;

           (iii)  if   applicable,   a  description  of  all   arrangements   or
                  understandings  between the  stockholder  and each nominee and any other  person or persons  (naming  such person or persons)
                  pursuant to which the nomination or nominations are to be made by the stockholder;

            (iv)  such other  information  regarding each nominee or each matter of business to be  proposed  by such  stockholder  as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange  Commission had the nominee been  nominated,  or intended to be nominated,  or the matter  been  proposed,  or intended to be proposed by the board of directors; and

            (v)   if  applicable,  the  consent  of each  nominee  to  serve  as director of the corporation if so elected.

            The  chairman  of  the  meeting  shall  refuse  to  acknowledge  the nomination  of any person or the proposal of any business not made in compliance with the foregoing procedure.

2.6         MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

            Notice of any meeting of stockholders shall be given:

            (i)   if mailed,  when deposited in the United States mail,  postage prepaid,  directed to the stockholder at his or her address as it appears on the corporation's records; or

            (ii)  if  electronically  transmitted  as provided in Section 9.1 of these bylaws.

            An  affidavit  of the  secretary  or an  assistant  secretary of the corporation or of the transfer agent or any other agent of the corporation  that the notice has been given by mail or by a form of  electronic  transmission,  as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                                       3

2.7         QUORUM

            The  holders of a majority in voting  power of the stock  issued and outstanding  and entitled to vote,  present in person or  represented  by proxy, shall  constitute  a  quorum  at  all  meetings  of  the  stockholders  for  the transaction  of  business  except as  otherwise  provided  by  statute or by the certificate  of  incorporation.  If,  however,  such  quorum is not  present  or represented at any meeting of the stockholders,  then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting, without notice  other than  announcement  at the  meeting,  until a quorum is present or represented in accordance with Section 2.7 of these bylaws.

            When a quorum is present at any meeting,  the vote of the holders of a majority of the stock having voting power present in person or  represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express  provision of the laws of the State of Delaware or of the  certificate  of  incorporation  or these  bylaws,  a  different  vote is required,  in which case such  express  provision  shall  govern and control the decision of the question.

            If a quorum be initially  present,  the stockholders may continue to transact business until  adjournment,  notwithstanding  the withdrawal of enough stockholders  to leave less than a quorum,  if any action taken is approved by a majority of the stockholders initially constituting the quorum.

2.8         ADJOURNED MEETING; NOTICE

            When a meeting is adjourned to another time and place,  unless these bylaws otherwise  require,  notice need not be given of the adjourned meeting if the time,  place if any thereof and the means of remote  communication if any by which stockholders and proxy holders may be deemed present in person and vote at such meeting are announced at the meeting at which the  adjournment is taken. At the  continuation  of the  adjourned  meeting the  corporation  may transact any business  that  might  have been  transacted  at the  original  meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record  date is fixed  for the  adjourned  meeting,  a notice  of the  adjourned meeting  shall be given to each  stockholder  of record  entitled to vote at the meeting.

2.9         VOTING

            The  stockholders  entitled to vote at any  meeting of  stockholders shall be determined in accordance  with the  provisions of Section 2.11 of these bylaws,  subject to the provisions of Sections 217 and 218 of the DGCL (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

            Except  as  may  be  otherwise   provided  in  the   certificate  of
incorporation or these bylaws,  each  stockholder  shall be entitled to one vote for each share of capital stock held by such stockholder and stockholders  shall not be entitled to cumulate  their votes in the  election of  directors  or with respect to any matter submitted to a vote of the stockholders.

            Notwithstanding   the  foregoing,   if  the   stockholders   of  the
corporation  are entitled to cumulate  their votes in the election of directors, each such  stockholder  shall be entitled to cumulate votes (i.e.,  cast for any candidate  a number  of  votes  greater  than the  number  of  votes  that  such

                                       4

stockholder  normally is entitled  to cast) only if the  candidates'  names have been properly  placed in nomination (in  accordance  with these bylaws) prior to commencement of the voting, and the stockholder requesting cumulative voting has given notice prior to commencement of the voting of the stockholder's  intention to cumulate votes. If cumulative  voting is properly  requested,  each holder of stock, or of any class or classes or of a series or series  thereof,  who elects to  cumulate  votes  shall be  entitled to as many votes as equals the number of votes that (absent this  provision as to  cumulative  voting) he or she would be entitled to cast for the election of directors with respect to his or her shares of stock  multiplied  by the number of directors to be elected by him, and he or she may cast all of such  votes for a single  director  or may  distribute  them among the number to be voted for,  or for any two or more of them,  as he or she may see fit.

2.10        STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

            Unless otherwise  provided in the certificate of incorporation,  any action  required or  permitted  to be taken at any annual or special  meeting of stockholders may be taken without a meeting,  without prior notice and without a vote,  if a consent or  consents in writing  setting  forth the action so taken, shall be signed by the  holders of  outstanding  stock  having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares  entitled  to vote  thereon  were  present  and voted.

            Prompt  notice  of the  taking  of the  corporate  action  without a meeting  by less  than  unanimous  written  consent  shall  be  given  to  those stockholders  who have not  consented in writing and who, if the action had been taken at a meeting,  would have been  entitled  to notice of the  meeting if the record date for such meeting had been the date that written consents signed by a sufficient  number  of  holders  to  take  the  action  were  delivered  to  the corporation as provided in Section 228 of the DGCL. In the event that the action which is consented to is such as would have required the filing of a certificate under  any  provision  of  the  DGCL,  if  such  action  had  been  voted  on by stockholders at a meeting  thereof,  the certificate  filed under such provision shall state, in lieu of any statement required by such provision  concerning any vote of  stockholders,  that written  consent has been given in accordance  with
Section 228 of the DGCL.

2.11        RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

            For purposes of determining the  stockholders  entitled to notice of any  meeting  or to vote  at any  meeting  of  stockholders  or any  adjournment thereof,  the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of  directors  and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such  meeting nor more than sixty
(60) days prior to any other such action, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote,  notwithstanding any  transfer  of any  shares on the books of the  corporation  after the record date.

            If the board or directors does not so fix a record date:

            (i)   The  record  date for  determining  stockholders  entitled  to notice of or to vote at a meeting of stockholders  shall be at the close of  business  on the day next  preceding  the day on

                                       5

                  which notice is given,  or, if notice is waived,  at the close of  business  on the day next  preceding  the day on which the meeting is held.

            (ii)  The  record  date for  determining  stockholders  entitled  to express  consent  to  corporate  action in  writing  without a meeting,  when no prior  action by the board of  directors  is necessary, shall be the day on which the first written consent is expressed.

            (iii) The record  date for  determining  stockholders  for any other purpose  shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

            A  determination  of stockholders of record entitled to notice of or to vote at a meeting  of  stockholders  shall  apply to any  adjournment  of the meeting;  provided,  however,  that the board of directors  may fix a new record date for the adjourned meeting.

            The  record  date for any  other  purpose  shall be as  provided  in
Section 8.1 of these bylaws.

2.12        PROXIES

            Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate  action in writing without a meeting may authorize  another  person  or  persons  to act for  such  stockholder  by proxy authorized  by an instrument  in writing or by a  transmission  permitted by law filed in accordance with the procedure  established for the meeting, but no such proxy shall be voted or acted upon after  three years from its date,  unless the proxy provides for a longer period.  The  revocability of a proxy that states on its face that it is  irrevocable  shall be governed by the provisions of Section
212 of the DGCL.

2.13        ORGANIZATION

            The  chief  executive  officer,  or in  the  absence  of  the  chief executive  officer,  the chairman of the board,  or, in the absence of the chief executive officer and the chairman of the board, one of the  corporation's  vice presidents,  shall call the meeting of the  stockholders to order, and shall act as chairman of the meeting.  In the absence of the chief executive officer,  the chairman of the board,  and all of the vice presidents,  the stockholders  shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall  determine  the  order of  business  and the  procedures  at the  meeting, including such matters as the regulation of the manner of voting and the conduct of  business.  The  secretary of the  corporation  shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the  stockholders,  the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.14        LIST OF STOCKHOLDERS ENTITLED TO VOTE

            The  officer who has charge of the stock  ledger of the  corporation shall  prepare  and  make,  at least  ten (10)  days  before  every  meeting  of stockholders,  a  complete  list  of the  stockholders  entitled  to vote at the meeting,  arranged  in  alphabetical  order,  and  showing  the  address of each stockholder and the number of shares registered in the name of each stockholder.

                                       6

The  corporation  shall not be required to include  electronic mail addresses or other  electronic  contact  information on such list. Such list shall be open to the  examination  of any  stockholder,  for any purpose  germane to the meeting, during ordinary  business hours, for a period of at least ten (10) days prior to the meeting, (i) on a reasonably  accessible  electronic network,  provided that the information required to gain access to such list is provided with the notice of the meeting,  or (ii) during ordinary  business  hours, at the  corporation's principal executive office. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such  information is available only to  stockholders of the corporation.  If the  meeting  is to be held at a place,  then the list shall be produced  and kept at the time and place of the  meeting  during  the whole time thereof,  and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication,  then the list shall also be open to the  examination  of any  stockholder  during  the whole  time of the meeting on a  reasonably  accessible  electronic  network,  and the  information required to access such list shall be provided  with the notice of the  meeting.
Such  list  shall  presumptively  determine  the  identity  of the  stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.15        WAIVER OF NOTICE

            Whenever  notice is required to be given under any  provision of the
General  Corporation Law of Delaware or of the certificate of  incorporation  or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein,  shall be deemed  equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such  meeting,  except  when the  person  attends a meeting  for the  express purpose of objecting, at the beginning of the meeting, to the transaction of any business  because the meeting is not lawfully  called or  convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders  need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

                                  ARTICLE III

                                    DIRECTORS

3.1         POWERS

            Subject to the provisions of the General Corporation Law of Delaware and to any  limitations  in the  certificate  of  incorporation  or these bylaws relating  to  action  required  to be  approved  by the  stockholders  or by the outstanding shares, the business and affairs of the corporation shall be managed and all  corporate  powers shall be  exercised by or under the  direction of the board of directors.

3.2         NUMBER OF DIRECTORS

            The authorized  number of directors shall be determined from time to time by resolution  of the board of  directors,  provided the board of directors shall consist of at least three members.  No reduction of the authorized  number

                                       7

of  directors  shall  have the  effect of  removing  any  director  before  that director's term of office expires.

3.3         ELECTION AND TERM OF OFFICE OF DIRECTORS

            Except as provided in Section 3.4 of these bylaws,  directors  shall be elected at each annual meeting of  stockholders to hold office until the next annual  meeting.  Directors need not be  stockholders  unless so required by the certificate of incorporation  or these bylaws.  The certificate of incorporation or these bylaws may prescribe other qualifications for directors. Each director, including a director  elected or appointed to fill a vacancy,  shall hold office until the  expiration  of the term for which  elected and until a successor  has been elected and qualified or until such director's  earlier death,  resignation or removal.

            All  elections  of  directors  shall be by  written  ballot,  unless otherwise  provided in the  certificate of  incorporation;  if authorized by the
Board,  such  requirement  of a written  ballot  shall be  satisfied by a ballot
submitted  by  electronic  transmission,   provided  that  any  such  electronic
transmission  must be either set forth or be  submitted  with  information  from which it can be determined that the electronic transmission was authorized.

3.4         RESIGNATION AND VACANCIES

            Any director may resign  effective on giving  written  notice to the chairman of the board, the chief executive  officer,  the secretary or the board of directors,  unless the notice  specifies a later time for that resignation to become  effective.  When one or more directors so resigns and the resignation is effective  at a  future  date,  a  majority  of the  directors  then in  office, including  those who have so resigned,  shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall  become  effective,  and each  director  so chosen  shall  hold  office as provided in this section in the filling of other vacancies.

            Unless  otherwise  provided in the certificate of  incorporation  or these bylaws:

            (i)   Vacancies and newly created  directorships  resulting from any increase in the authorized  number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the  directors  then in office, although less than a quorum, or by a sole remaining director.

            (ii)  Whenever  the  holders  of any  class or  classes  of stock or series  thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation,  vacancies and newly  created  directorships  of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office,  or by a sole remaining director so elected.

            If at any time,  by reason of death or  resignation  or other cause, the  corporation  should have no  directors  in office,  then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary  entrusted with like  responsibility for the person or estate of a stockholder,  may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

                                       8

            If,  at the  time  of  filling  any  vacancy  or any  newly  created directorship,  the directors then in office  constitute  less than a majority of the whole board (as constituted  immediately  prior to any such increase),  then the Court of Chancery may, upon  application of any  stockholder or stockholders holding at least ten (10)  percent of the total number of the shares at the time outstanding  having  the right to vote for such  directors,  summarily  order an election to be held to fill any such  vacancies or newly created  directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General
Corporation Law of Delaware as far as applicable.

3.5         REMOVAL OF DIRECTORS

            Unless  otherwise  restricted  by  statute,  by the  certificate  of incorporation or by these bylaws,  any director or the entire board of directors may be  removed,  with or without  cause,  by the  holders of a majority  of the outstanding shares then entitled to vote at an election of directors;  provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative  voting, if less than the entire board is to be removed,  no director may be removed  without  cause if the votes cast  against his  removal  would be sufficient to elect him if then cumulatively  voted at an election of the entire board of directors.

3.6         PLACE OF MEETINGS; MEETINGS BY TELEPHONE

            Regular  meetings of the board of directors may be held at any place within or outside the State of Delaware  that has been  designated  from time to time by resolution of the board.  In the absence of such a designation,  regular meetings  shall be held at the principal  executive  office of the  corporation.
Special  meetings  of the board may be held at any place  within or outside  the
State of Delaware  that has been  designated in the notice of the meeting or, if not stated in the notice or if there is no notice,  at the  principal  executive office of the corporation.

            Any  meeting  of the  board,  regular  or  special,  may be  held by conference  telephone  or  similar  communication  equipment,  so  long  as  all directors  participating  in the  meeting  can  hear one  another;  and all such participating directors shall be deemed to be present in person at the meeting.

3.7         REGULAR MEETINGS

            Regular  meetings  of the  board of  directors  may be held  without notice at such time as shall  from  time to time be  determined  by the board of directors.  If any regular  meeting day shall fall on a legal holiday,  then the meeting  shall be held at the same  time and place on the next  succeeding  full business day.

3.8         SPECIAL MEETINGS; NOTICE

            Special  meetings  of the  board of  directors  for any  purpose  or purposes  may be  called at any time by the  chairman  of the  board,  the chief executive officer, any vice president, the secretary or any two directors.

            Notice of the time and place of special meetings shall be:

                                       9

            (i)   delivered personally by hand, by courier or by telephone;

            (ii)  sent by United States first-class mail, postage prepaid;

            (iii) sent by facsimile; or

            (iv)  sent by electronic mail,

directed  to  each  director  at  that  director's  address,  telephone  number, facsimile number or electronic mail address, as the case may be, as shown on the corporation's records.

            If the notice is (i) delivered  personally by hand, by courier or by telephone,  (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the  meeting.  If the  notice  is sent by  United  States  mail,  it shall be deposited  in the United  States  mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice  need not  specify the place of the meeting (if the meeting is to be held at the corporation's principal executive office) nor the purpose of the meeting.

3.9         QUORUM

            At all  meetings  of the  board  of  directors,  a  majority  of the authorized  number of directors shall constitute a quorum for the transaction of business,  except to adjourn as provided in Section 3.12 of these bylaws.  Every act or decision  done or made by a majority of the  directors  present at a duly held  meeting at which a quorum is present  shall be  regarded as the act of the
board  of  directors,   subject  to  the   provisions  of  the   certificate  of
incorporation  and applicable  law. If a quorum is not present at any meeting of the board of  directors,  then the  directors  present  thereat  may adjourn the meeting  from  time to time,  without  notice  other  than  announcement  at the meeting, until a quorum is present.

            A meeting at which a quorum is  initially  present  may  continue to transact  business  notwithstanding  the withdrawal of directors,  if any action taken is approved by at least a majority of the quorum for that meeting.

3.10        WAIVER OF NOTICE

            Notice of a meeting  need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the  transaction of any business  because the meeting is not lawfully called or convened.  All such waivers shall be filed with the corporate  records or made part of the minutes of the meeting.  A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

3.11        ADJOURNMENT

            A majority of the directors  present,  whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

                                       10

3.12        NOTICE OF ADJOURNMENT

            Notice of the time and place of holding an adjourned  meeting of the board  need  not be  given  unless  the  meeting  is  adjourned  for  more  than twenty-four  (24) hours.  If the meeting is adjourned for more than  twenty-four
(24) hours,  then notice of the time and place of the adjourned meeting shall be given  before the  adjourned  meeting  takes place,  in the manner  specified in
Section 3.8 of these  bylaws,  to the directors who were not present at the time of the adjournment.

3.13        BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

            Unless  otherwise  restricted by the certificate of incorporation or these  by-laws,  any action  required or permitted to be taken at any meeting of the board of  directors,  or of any  committee  thereof,  may be taken without a meeting,  provided that all members of the board or  committee,  as the case may
be,   individually  or   collectively   consent  in  writing  or  by  electronic
transmission to that action.  Such action by written consent shall have the same force and effect as a unanimous  vote of the board of  directors.  Such  written consent (whether in writing or by electronic  transmission) and any counterparts thereof  shall be filed  with the  minutes  of the  proceedings  of the board of directors or committee.

3.14        FEES AND COMPENSATION OF DIRECTORS

            Unless  otherwise  restricted by the certificate of incorporation or
these   by-laws,   directors  and  members  of   committees   may  receive  such
compensation,  if any, for their services and such  reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section
3.14  shall  not  be  construed  to  preclude  any  director  from  serving  the corporation  in any other capacity as an officer,  agent,  employee or otherwise and receiving compensation for those services.

                                   ARTICLE IV

                                   COMMITTEES

4.1         COMMITTEES OF DIRECTORS

            The board of directors  may, by resolution  adopted by a majority of the authorized number of directors,  designate one (1) or more committees,  each consisting  of one or more  directors.  The board may  designate one (1) or more directors as alternate  members of any committee,  who may replace any absent or disqualified  member  at  any  meeting  of the  committee.  In  the  absence  or disqualification  of a member of a  committee,  the  member or  members  thereof present at any meeting and not  disqualified  from  voting,  whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of  directors to act at the meeting in the place of any such absent or disqualified member. Any committee,  to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board in the  management  of the  business  and  affairs of the  corporation,  and may authorize  the seal of the  corporation  to be affixed  to all  papers  that may require  it;  but no such  committee  shall have the power or  authority  to (i)
approve  or  adopt,  or  recommend  to the  stockholders,  any  action or matter

                                       11

expressly required by the DGCL to be submitted to stockholders for approval,  or
(ii) adopt, amend or repeal any bylaw of the corporation.

4.2         MEETINGS AND ACTION OF COMMITTEES

            Meetings  and actions of  committees  shall be governed by, and held and taken in accordance  with, the following  provisions of Article III of these bylaws:  Section 3.6 (place of  meetings;  meetings by  telephone),  Section 3.7
(regular  meetings),   Section  3.8  (special  meetings;  notice),  Section  3.9
(quorum),  Section 3.10 (waiver of notice), Section 3.11 (adjournment),  Section
3.12 (notice of  adjournment)  and Section 3.13 (board action by written consent without  meeting),  with such  changes  in the  context  of those  bylaws as are necessary to substitute the committee and its members for the board of directors and its  members;  provided,  however,  that the  time of  regular  meetings  of committees  may be determined  either by resolution of the board of directors or by resolution of the committee,  that special meetings of committees may also be called by  resolution  of the board of  directors,  and that  notice of  special meetings of committees shall also be given to all alternate  members,  who shall have the right to attend all meetings of the  committee.  The board of directors may adopt rules for the  government of any committee not  inconsistent  with the provisions of these bylaws.

4.3         COMMITTEE MINUTES

            Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE V

                                    OFFICERS

5.1         OFFICERS

            The officers of the corporation  shall be a chief executive  officer and a secretary.  The  corporation may also have, at the discretion of the board of directors, a chairman of the board, a president,  one or more vice presidents
(however denominated), one or more assistant secretaries, a treasurer and one or more  assistant  treasurers,  and such other  officers  as may be  appointed  in accordance  with the  provisions of Section 5.3 of these  bylaws.  Any number of offices may be held by the same person.

5.2         APPOINTMENT OF OFFICERS

            The  officers of the  corporation,  except  such  officers as may be appointed in  accordance  with the  provisions  of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors,  subject to the rights, if any, of an officer  under any  contract of  employment,  and shall hold their respective  offices  for such terms as the board of  directors  may from time to time determine.

                                       12

5.3         SUBORDINATE OFFICERS

            The  board of  directors  may  appoint,  or may  empower  the  chief executive officer or, in the absence of a chief executive officer, the president to appoint,  such other officers as the business of the corporation may require, each of whom shall hold office for such period,  have such power and  authority, and  perform  such  duties as are  provided  in these  bylaws or as the board of directors may from time to time determine.

5.4         REMOVAL AND RESIGNATION OF OFFICERS

            Subject to the rights,  if any, of an officer  under any contract of employment,  any officer may be removed,  either with or without  cause,  by the affirmative  vote of a  majority  of the board of  directors  at any  regular or special  meeting  of the board or,  except in case of an  officer  chosen by the board of  directors,  by any  officer  upon whom such  power of  removal  may be conferred by the board of directors.

            Any officer may resign at any time by giving  written  notice to the corporation.  Any  resignation  shall take  effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified  in that  notice,  the  acceptance  of the  resignation  shall  not be necessary to make it  effective.  Any  resignation  is without  prejudice to the rights,  if any, of the corporation under any contract to which the officer is a party.

5.5         VACANCIES IN OFFICES

            A vacancy  in any office of the  corporation  shall be filled by the board of  directors or as provided in Section 5.2 or Section 5.3 as the case may
be.

5.6         CHAIRMAN OF THE BOARD

            The chairman of the board, if such an officer be elected,  shall, if present,  preside at meetings of the board of directors  and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed  by these bylaws.  If there is no chief  executive  officer,  then the  chairman of the board shall also be the chief executive  officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

5.7         CHIEF EXECUTIVE OFFICER

            Subject to such supervisory  powers,  if any, as may be given by the board of directors  to the  chairman of the board,  if there be such an officer, the  chief  executive  officer  shall  be the  chief  executive  officer  of the corporation  and shall,  subject to the control of the board of directors,  have general  supervision,  direction and control of the business and the officers of the  corporation.  The chief  executive  officer  shall see that all  orders and resolutions  of the board of directors are carried into effect.  He or she shall preside at all meetings of the stockholders  and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general  powers and duties of  management  usually  vested in the office of chief  executive  officer of a corporation,  and shall have such other powers  and  perform  such  other  duties as may be  prescribed  by the board of directors or these bylaws.

                                       13

5.8         PRESIDENT

            In the  absence or  disability  of the chief  executive  officer,  a president  shall  perform all the duties of the chief  executive  officer.  When acting as the chief executive officer, a president shall have all the powers of, and be subject to all the  restrictions  upon, the chief  executive  officer.  A president  shall have such other  powers and perform  such other  duties as from time to time may be prescribed for him by the board of directors,  these bylaws, the chief executive officer or the chairperson of the board of directors.

5.9         VICE PRESIDENTS

            In the absence or  disability of the  president,  and if there is no chairman of the board,  the vice  presidents,  if any, in order of their rank as fixed by the board of directors or, if not ranked,  a vice president  designated by the board of  directors,  shall  perform all the duties of the  president and when so  acting  shall  have  all  the  powers  of,  and be  subject  to all the restrictions  upon, the  president.  The vice  presidents  shall have such other powers and perform such other duties as from time to time may be prescribed  for them respectively by the board of directors,  these bylaws,  the chief executive officer,  or in the absence of a chief executive  officer,  the president or the chairman of the board.

5.10        SECRETARY

            The  secretary  shall  keep or cause to be  kept,  at the  principal executive  office  of the  corporation  or such  other  place  as the  board  of directors may direct, a book of minutes of all meetings and actions of the board of directors,  committees of directors and stockholders.  The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized  and the notice given),  the names of those present at directors'
meetings or committee  meetings,  the number of shares present or represented at stockholders' meetings and the proceedings thereof.

            The  secretary  shall keep,  or cause to be kept,  at the  principal executive  office  of the  corporation  or at the  office  of the  corporation's transfer  agent or  registrar,  as  determined  by  resolution  of the  board of directors, a share register or a duplicate share register,  showing the names of all stockholders  and their addresses,  the number and classes of shares held by each, the number and date of certificates  evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

            The  secretary  shall  give,  or cause to be  given,  notice  of all meetings of the stockholders and of the board of directors  required to be given by law or by these bylaws. He or she shall keep the seal of the corporation,  if one be adopted,  in safe  custody  and shall have such other  powers and perform such other  duties as may be  prescribed  by the board of  directors or by these bylaws.

                                       14

5.11        CHIEF FINANCIAL OFFICER

            The chief financial officer shall keep and maintain,  or cause to be kept and  maintained,  adequate and correct books and records of accounts of the properties and business  transactions of the corporation,  including accounts of its  assets,  liabilities,  receipts,  disbursements,  gains,  losses,  capital, retained earnings and shares. The books of account shall at all reasonable times be open to  inspection by any director for a purpose  reasonably  related to his position as a director.

            The  chief  financial  officer  shall  deposit  all  money and other valuables  in  the  name  and  to  the  credit  of  the  corporation  with  such depositaries  as may be designated  by the board of  directors.  He or she shall disburse  the  funds  of the  corporation  as may be  ordered  by the  board  of directors,  shall render to the chief executive officer,  or in the absence of a chief executive officer, the president and directors,  whenever they request it, an account of all of his or her  transactions as chief financial  officer and of the financial condition of the corporation, and shall have such other powers and perform  such other  duties as may be  prescribed  by the board of  directors or these bylaws.

            The chief financial officer may be the treasurer of the corporation.

5.12        TREASURER

            The  treasurer  shall  keep  and  maintain,  or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation,  including accounts of its assets, liabilities, receipts, disbursements,  gains, losses, capital retained earnings, and  shares.  The  books of  account  shall at all  reasonable  times be open to inspection by any director.

            The treasurer  shall  deposit all moneys and other  valuables in the name and to the credit of the corporation with such depositories as the board of directors  may  designate.  The  treasurer  shall  disburse  the  funds  of  the corporation  as may be ordered by the board of  directors,  shall  render to the chief executive officer or, in the absence of a chief executive officer,  one or more of the president and directors, whenever they request it, an account of all his or her  transactions  as  treasurer  and of the  financial  condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

                                       15

5.13        ASSISTANT SECRETARY

            The assistant secretary,  if any, or, if there is more than one, the assistant  secretaries in the order  determined by the board of directors (or if there be no such  determination,  then in the order of their election) shall, in the absence of the  secretary or in the event of his or her inability or refusal to act,  perform the duties and exercise the powers of the  secretary  and shall perform  such other  duties and have such other powers as the board of directors may from time to time prescribe.

5.14        ASSISTANT TREASURER

            The  assistant  treasurer,  or,  if  there  is more  than  one,  the assistant  treasurers,  in the order  determined by the stockholders or board of directors  (or if there  be no such  determination,  then in the  order of their election),  shall, in the absence of the chief financial officer or in the event of the chief financial officer's inability or refusal to act, perform the duties and exercise the powers of the chief  financial  officer and shall  perform such other  duties and have such other  powers as may be  prescribed  by the board of directors or these bylaws.

5.15        REPRESENTATION OF SHARES OF OTHER CORPORATIONS

            The chairman of the board of directors, the chief executive officer, the president,  any vice  president,  the treasurer,  the secretary or assistant secretary of this  corporation,  or any other person  authorized by the board of directors,  the chief executive officer or the president or a vice president, is authorized to vote,  represent,  and exercise on behalf of this  corporation all rights  incident to any and all shares of any other  corporation or corporations standing in the name of this  corporation.  The authority  granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power  of  attorney  duly  executed  by such  person  having  the authority.

5.16        AUTHORITY AND DUTIES OF OFFICERS

            In addition  to the  foregoing  powers,  authority  and duties,  all officers of the corporation  shall  respectively  have such authority and powers and perform such duties in the management of the business of the  corporation as may be designated from time to time by the board of directors.

                                   ARTICLE VI

       INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

6.1         INDEMNIFICATION OF DIRECTORS AND OFFICERS

            The corporation  shall  indemnify and hold harmless,  to the fullest extent  permitted by  applicable  law as the same now exists or may hereafter be amended,  indemnify any person against  expenses  (including  attorneys'  fees), judgments,  fines,  and  amounts  paid in  settlement  actually  and  reasonably incurred in connection with any threatened,  pending or completed action,  suit, or proceeding in which such person was or is a party or is threatened to be made

                                       16

a party by reason of the fact that such  person is or was a director  or officer of the corporation.  For purposes of this Section 6.1, a "director" or "officer"
of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another  corporation,  partnership,  joint  venture, trust  or  other  enterprise,  or  (iii)  who was a  director  or  officer  of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

            The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such  director  or officer  only if the  initiation  of such  action,  suit,  or proceeding  (or part  thereof) by the director or officer was  authorized by the board of directors of the corporation.

            The corporation shall pay the expenses  (including  attorney's fees)
incurred by a director or officer of the corporation entitled to indemnification hereunder  in  defending  any  action,  suit or  proceeding  referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses  incurred by a director or officer of the  corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an  undertaking  by the  director  or  officer  to repay all  amounts advanced if it should  ultimately be determined  that the director of officer is not entitled to be indemnified under this Section 6.1 or otherwise.

            The  rights  conferred  on any person by this  Article  shall not be exclusive of any other  rights  which such person may have or hereafter  acquire under any statute,  provision of the corporation's certificate of incorporation, these bylaws,  agreement, vote of the stockholders or disinterested directors or otherwise.

            Any  repeal or  modification  of the  foregoing  provisions  of this
Article  shall not  adversely  affect any right or  protection  hereunder of any person in respect  of any act or  omission  occurring  prior to the time of such repeal or modification.

6.2         INDEMNIFICATION OF OTHERS

            The corporation shall have the power to indemnify and hold harmless, to the fullest extent  permitted by applicable law as the same now exists or may hereafter be amended,  any person (other than  directors  and officers)  against expenses  (including  attorneys'  fees),  judgments,  fines, and amounts paid in settlement  actually and reasonably  incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is  threatened  to be made a party by  reason  of the fact  that such person is or was an employee or agent of the  corporation.  For purposes of this
Section 6.2, an "employee" or "agent" of the corporation  (other than a director or officer)  shall mean any person (i) who is or was an employee or agent of the corporation,  (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation,  partnership,  joint venture, trust or other  enterprise,  or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

                                       17

6.3         INSURANCE

            The corporation may purchase and maintain insurance on behalf of any person who is or was a director,  officer, employee or agent of the corporation, or is or was serving at the request of the  corporation as a director,  officer, employee or agent of another corporation,  partnership,  joint venture, trust or other enterprise  against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether  or not the  corporation  would have the power to  indemnify  him or her against such liability  under the provisions of the General  Corporation  Law of
Delaware.

6.4         OTHER INDEMNIFICATION.

            The  corporation's  obligation,  if any, to indemnify any person who was or is serving at its  request as a director,  officer,  employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation,  partnership,  joint venture,  trust, enterprise or non-profit enterprise.

                                  ARTICLE VII

                               RECORDS AND REPORTS

7.1         MAINTENANCE AND INSPECTION OF RECORDS

            The corporation shall,  either at its principal  executive office or at such place or places as designated  by the board of directors,  keep a record of its  stockholders  listing their names and addresses and the number and class of shares held by each  stockholder,  a copy of these bylaws as amended to date, accounting books and other records.

            Any stockholder of record,  in person or by attorney or other agent, shall,  upon written  demand under oath  stating the purpose  thereof,  have the right during the usual hours for business to inspect for any proper  purpose the corporation's stock ledger, a list of its stockholders,  and its other books and records and to make copies or extracts therefrom.  A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder.  In every instance  where an  attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other  writing  that  authorizes  the  attorney or other agent to so act on behalf of the  stockholder.  The  demand  under oath  shall be  directed  to the corporation  at its registered  office in Delaware or at its principal  place of business.

7.2         INSPECTION BY DIRECTORS

            Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably  related to his or her position as a director.  The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is  entitled  to the  inspection  sought.  The  Court  may  summarily  order the

                                       18

corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts  therefrom.  The
Court may, in its  discretion,  prescribe any  limitations  or  conditions  with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

7.3         REPRESENTATION OF SHARES OF OTHER CORPORATIONS

            The chairman of the board, if any, the chief executive officer,  the president, any vice president, the chief financial officer, the secretary or any assistant  secretary of this corporation,  or any other person authorized by the board of  directors  or the chief  executive  officer  the  president  or a vice president,  is  authorized  to vote,  represent  and  exercise on behalf of this corporation  all rights incident to any and all shares of the stock of any other corporation  or  corporations  standing  in the  name of this  corporation.  The authority  herein granted may be exercised  either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

7.4         CERTIFICATION AND INSPECTION OF BYLAWS

            The  original  or a copy of these  bylaws,  as amended or  otherwise altered to date, certified by the secretary,  shall be kept at the corporation's principal  executive  office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII

                                 GENERAL MATTERS

8.1         RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

            For purposes of  determining  the  stockholders  entitled to receive payment of any dividend or other  distribution or allotment of any rights or the stockholders  entitled  to  exercise  any  rights  in  respect  of  any  change, conversion or exchange of stock,  or for the purpose of any other lawful action, the board of  directors  may fix, in  advance,  a record  date,  which shall not precede the date upon which the resolution fixing the record date is adopted and which  shall not be more than sixty (60) days  before any such  action.  In that case, only  stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights,  as the case may be,  notwithstanding  any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

            If the board of directors  does not so fix a record  date,  then the record date for  determining  stockholders  for any such purpose shall be at the close  of  business  on the day on  which  the  board of  directors  adopts  the applicable resolution.

8.2         CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

            From  time to  time,  the  board of  directors  shall  determine  by resolution which person or persons may sign or endorse all checks, drafts, other

                                       19

orders for payment of money,  notes or other evidences of indebtedness  that are issued in the name of or payable  to the  corporation,  and only the  persons so authorized shall sign or endorse those instruments.

8.3         CORPORATE CONTRACTS AND INSTRUMENTS:  HOW EXECUTED

            The  board of  directors,  except  as  otherwise  provided  in these bylaws,  may authorize and empower any officer or officers,  or agent or agents, to enter into any  contract  or  execute  any  instrument  in the name of and on behalf of the  corporation;  such power and authority may be general or confined to  specific  instances.  Unless  so  authorized  or  ratified  by the  board of directors  or within  the  agency  power of an  officer,  no  officer,  agent or employee  shall  have any  power or  authority  to bind the  corporation  by any contract  or  engagement  or to pledge its credit or to render it liable for any purpose or for any amount.

8.4         STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

            The shares of the corporation  shall be represented by certificates, provided  that  the  board  of  directors  of the  corporation  may  provide  by resolution  or  resolutions  that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Notwithstanding  the adoption of such a resolution by the board of directors,  every holder of stock represented by certificates and, upon request, every holder of uncertificated  shares,  shall be entitled to have a certificate signed by, or in the name of the corporation  by, the chairman or  vice-chairman of the board of directors, or the chief executive officer or vice-president, and by the  treasurer or an assistant  treasurer,  or the  secretary or an assistant secretary of such corporation  representing  the number of shares  registered in certificate  form.  Any or all of the  signatures  on the  certificate  may be a facsimile.  In case any officer,  transfer  agent or registrar who has signed or whose  facsimile  signature has been placed upon a certificate  has ceased to be such officer,  transfer agent or registrar before such certificate is issued, it may be issued by the corporation  with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

            Upon surrender to the secretary or transfer agent of the corporation of a certificate  for shares duly endorsed or accompanied by proper  evidence of succession,  assignment  or authority  to transfer,  it shall be the duty of the corporation to issue a new  certificate to the person entitled  thereto,  cancel the old certificate and record the transaction upon its books.

            The  corporation  may issue  the whole or any part of its  shares as partly paid and subject to call for the  remainder  of the  consideration  to be paid  therefor.  Upon  the  face or back of each  stock  certificate  issued  to represent  any such  partly  paid  shares,  or upon the books and records of the corporation in the case of uncertificated  partly paid shares,  the total amount of the  consideration  to be paid  therefor and the amount paid thereon shall be stated.  Upon  the  declaration  of any  dividend  on  fully  paid  shares,  the corporation  shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the  percentage  of the  consideration  actually paid thereon.

                                       20

8.5         SPECIAL DESIGNATION ON CERTIFICATES

            If the  corporation  is  authorized  to issue more than one class of stock or more than one series of any class,  then the powers,  the designations, the  preferences  and the  relative,  participating,  optional or other  special rights  of each  class  of  stock  or  series  thereof  and the  qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in  full  or  summarized  on the  face  or  back  of the  certificate  that  the corporation  shall issue to represent  such class or series of stock;  provided, however,  that,  except as  otherwise  provided  in Section  202 of the  General
Corporation Law of Delaware, in lieu of the foregoing  requirements there may be set  forth on the face or back of the  certificate  that the  corporation  shall issue  to  represent  such  class  or  series  of  stock a  statement  that  the corporation  will furnish without charge to each stockholder who so requests the powers,  the  designations,  the  preferences  and the relative,  participating, optional or other  special  rights of each class of stock or series  thereof and the  qualifications,  limitations or  restrictions  of such  preferences  and/or rights.

8.6         LOST CERTIFICATES

            Except as provided in this  Section  8.6,  no new  certificates  for shares shall be issued to replace a  previously  issued  certificate  unless the latter is  surrendered  to the  corporation  and cancelled at the same time. The board of directors may, in case any share  certificate  or  certificate  for any other  security  is  lost,  stolen  or  destroyed,  authorize  the  issuance  of replacement  certificates on such terms and conditions as the board may require;
the board may require  indemnification  of the corporation  secured by a bond or other adequate security  sufficient to protect the corporation against any claim that may be made against it,  including any expense or liability,  on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

8.7         DIVIDENDS

            The board of  directors,  subject to any  restrictions  contained in either (i) the DGCL, or (ii) the certificate of  incorporation,  may declare and pay  dividends  upon the shares of its capital  stock.  Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

            The board of directors  may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited
to  equalizing   dividends,   repairing  or  maintaining  any  property  of  the
corporation, and meeting contingencies.

8.8         FISCAL YEAR

            The fiscal year of the  corporation  shall be fixed by resolution of the board of directors and may be changed by the board of directors.

8.9         SEAL

            The corporation  may adopt a corporate seal,  which shall be adopted and which may be altered by the board of directors.  The corporation may use the corporate  seal by causing it or a facsimile  thereof to be impressed or affixed or in any other manner reproduced.

                                       21

8.10        STOCK TRANSFER AGREEMENTS

            The  corporation  shall  have power to enter  into and  perform  any agreement with any number of stockholders of any one or more classes of stock of the  corporation to restrict the transfer of shares of stock of the  corporation of any  one or more  classes  owned  by  such  stockholders  in any  manner  not prohibited by the DGCL.

8.11        REGISTERED STOCKHOLDERS

            The corporation:

            (i)   shall be entitled to recognize the exclusive right of a person registered  on its books as the  owner of  shares  to  receive dividends and to vote as such owner;

            (ii)  shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

            (iii) shall not be bound to recognize  any  equitable or other claim to or  interest in such share or shares on the part of another person,  whether or not it shall have  express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

8.12        WAIVER OF NOTICE

            Whenever  notice is required to be given under any  provision of the
DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic  transmission by the person  entitled  to notice,  whether  before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person  at a meeting  shall  constitute  a waiver  of notice of such  meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting,  to the  transaction  of any business  because the meeting  is  not  lawfully  called  or  convened.  Neither  the  business  to be transacted  at,  nor the  purpose  of, any  regular  or  special  meeting of the stockholders  need be specified in any written waiver of notice or any waiver by electronic  transmission  unless so required by the certificate of incorporation or these bylaws.

8.13        TRANSFER AGENTS AND REGISTRARS

            The board of directors  may appoint one or more  transfer  agents or transfer  clerks,  and  one or  more  registrars,  each  of  which  shall  be an incorporated  bank or trust company -- either domestic or foreign,  who shall be appointed at such times and places as the  requirements  of the  corporation may necessitate and the board of directors may designate.

8.14        CONSTRUCTION; DEFINITIONS

            Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural  number  includes the singular,  and the term  "person"  includes both an entity and a natural person.

                                       22

                                   ARTICLE IX

                        NOTICE BY ELECTRONIC TRANSMISSION

9.1         NOTICE BY ELECTRONIC TRANSMISSION

            Without  limiting the manner by which notice  otherwise may be given
effectively  to   stockholders   pursuant  to  the  DGCL,  the   certificate  of
incorporation  or  these  bylaws,  any  notice  to  stockholders  given  by  the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be  effective if given by a form of  electronic  transmission consented to by the  stockholder  to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the corporation.  Any such consent shall be deemed revoked if:

            (i)   the   corporation   is  unable  to   deliver   by   electronic
                  transmission two consecutive  notices given by the corporation in accordance with such consent; and

            (ii)  such inability  becomes known to the secretary or an assistant secretary  of the  corporation  or to the transfer  agent,  or other person responsible for the giving of notice.

            However,  the  inadvertent  failure  to treat  such  inability  as a revocation shall not invalidate any meeting or other action.

            Any notice given pursuant to the preceding paragraph shall be deemed given:

            (i)   if by facsimile  telecommunication,  when directed to a number at which the stockholder has consented to receive notice;

            (ii)  if by electronic  mail,  when  directed to an electronic  mail address  at which the  stockholder  has  consented  to receive notice;

            (iii) if  by a  posting  on  an  electronic  network  together  with separate notice to the  stockholder of such specific  posting, upon the later of (A) such  posting and (B) the giving of such separate notice; and

            (iv)  if by any other form of electronic transmission, when directed to the stockholder.

            An  affidavit of the  secretary or an assistant  secretary or of the transfer agent or other agent of the corporation  that the notice has been given by a form of electronic  transmission  shall,  in the absence of fraud, be prima facie evidence of the facts stated therein.

                                       23

9.2         DEFINITION OF ELECTRONIC TRANSMISSION

            An "electronic  transmission"  means any form of communication,  not directly  involving the physical  transmission  of paper,  that creates a record that may be retained,  retrieved,  and reviewed by a recipient thereof, and that may be  directly  reproduced  in  paper  form by  such a  recipient  through  an automated process.

9.3         INAPPLICABILITY

            Notice  by a form of  electronic  transmission  shall  not  apply to
Sections 164, 296, 311, 312 or 324 of the DGCL.

                                   ARTICLE X

                                   AMENDMENTS

            The  original  or other  bylaws of the  corporation  may be adopted, amended or  repealed  by the  stockholders  entitled  to vote or by the board of directors  of the  corporation.  The fact that such power has been so  conferred upon the directors  shall not divest the  stockholders  of the power,  nor limit their power to adopt, amend or repeal bylaws.

            Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original  bylaws,  in the appropriate  place. If any bylaw is repealed,  the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative  written  consent(s)  shall be stated in said book.

                                       24

                                                                       EXHIBIT 4

                          Nevada Revised Statutes (NRS)

                 Nevada Statutes Concerning Dissenter's Rights

            NRS  92A.300  DEFINITIONS.  As  used  in  NRS  92A.300  to  92A.500, inclusive, unless the context otherwise requires, the words and terms defined in
NRS 92A.305 to 92A.335,  inclusive,  have the meanings ascribed to them in those sections.

            NRS   92A.305   "BENEFICIAL   STOCKHOLDER"   DEFINED.    "Beneficial
stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

            NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.

            NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent  from a domestic  corporation's  action under NRS 92A.380 and who exercises  that right when and in the manner  required by NRS 92A.400 to
92A.480, inclusive.

            NRS 92A.320  "FAIR VALUE"  DEFINED.  "Fair value," with respect to a dissenter's  shares,  means  the  value of the  shares  immediately  before  the effectuation  of the  corporate  action  to  which  he  objects,  excluding  any appreciation or  depreciation  in  anticipation  of the corporate  action unless exclusion would be inequitable.

            NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

            NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record"
means the  person in whose  name  shares  are  registered  in the  records  of a domestic  corporation  or the  beneficial  owner of shares to the  extent of the rights granted by a nominee's certificate on file with the domestic corporation.

            NRS 92A.335 "SUBJECT  CORPORATION"  DEFINED.  "Subject  corporation"
means the  domestic  corporation  which is the  issuer of the  shares  held by a dissenter  before the corporate  action creating the dissenter's  rights becomes effective  or the  surviving  or  acquiring  entity  of that  issuer  after  the corporate action becomes effective.

            NRS 92A.340  COMPUTATION OF INTEREST.  Interest  payable pursuant to
NRS 92A.300 to 92A.500,  inclusive,  must be computed from the effective date of the action until the date of payment,  at the average rate currently paid by the entity on its principal  bank loans or, if it has no bank loans,  at a rate that is fair and equitable under all of the circumstances.

            NRS  92A.350  RIGHTS  OF  DISSENTING  PARTNER  OF  DOMESTIC  LIMITED
PARTNERSHIP.  A  partnership  agreement of a domestic  limited  partnership  or, unless otherwise provided in the partnership  agreement,  an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest  of a  dissenting  general  or limited  partner  of a domestic  limited partnership  are  available for any class or group of  partnership  interests in connection with any merger or exchange in which the domestic limited partnership is a  constituent  entity.

            NRS   92A.360    RIGHTS   OF    DISSENTING    MEMBER   OF   DOMESTIC
LIMITED-LIABILITY  COMPANY.  The articles of organization or operating agreement of a domestic  limited-liability  company or, unless  otherwise  provided in the articles of  organization  or  operating  agreement,  an  agreement of merger or exchange,  may provide that contractual rights with respect to the interest of a dissenting  member are  available in  connection  with any merger or exchange in which the domestic limited-liability company is a constituent entity.

            NRS  92A.370  RIGHTS  OF  DISSENTING  MEMBER OF  DOMESTIC  NONPROFIT
CORPORATION.  1.  Except as  otherwise  provided  in  subsection  2, and  unless otherwise  provided  in the  articles or bylaws,  any member of any  constituent domestic  nonprofit  corporation who voted against the merger may, without prior notice,  but within 30 days after the effective date of the merger,  resign from membership  and is  thereby  excused  from all  contractual  obligations  to the constituent or surviving corporations which did not occur before his resignation and is thereby  entitled to those  rights,  if any,  which would have existed if there had been no merger and the  membership  had been  terminated or the member had been expelled.

            2. Unless  otherwise  provided in its articles of  incorporation  or bylaws,  no member  of a  domestic  nonprofit  corporation,  including,  but not limited to, a cooperative  corporation,  which  supplies  services  described in chapter  704 of NRS to its  members  only,  and no  person  who is a member of a domestic  nonprofit  corporation as a condition of or by reason of the ownership of an interest in real property,  may resign and dissent  pursuant to subsection
1.

            NRS 92A.380 RIGHT OF STOCKHOLDER  TO DISSENT FROM CERTAIN  CORPORATE
ACTIONS AND TO OBTAIN PAYMENT FOR SHARES. 1. Except as otherwise provided in NRS
92A.370 and 92A.390,  any  stockholder  is entitled to dissent from,  and obtain payment  of the fair  value of his  shares in the event of any of the  following corporate actions:

            (a)  Consummation  of a  conversion  or plan of  merger to which the domestic corporation is a constituent entity:

            (1) If approval by the  stockholders  is required for the conversion
or  merger  by  NRS  92A.120  to  92A.160,   inclusive,   or  the   articles  of
incorporation,  regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

            (2) If the domestic  corporation  is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

            (b)  Consummation  of a plan  of  exchange  to  which  the  domestic corporation is a constituent  entity as the  corporation  whose subject  owner's interests  will be  acquired,  if his shares are to be  acquired  in the plan of exchange.

            (c)  Any  corporate   action  taken   pursuant  to  a  vote  of  the
stockholders  to the extent  that the  articles  of  incorporation,  bylaws or a resolution  of  the  board  of  directors  provides  that  voting  or  nonvoting stockholders are entitled to dissent and obtain payment for their shares.

            2. A  stockholder  who is  entitled  to dissent  and obtain  payment pursuant to NRS 92A.300 to 92A.500,  inclusive,  may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

            NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN
CLASSES OR SERIES;  ACTION OF STOCKHOLDERS  NOT REQUIRED FOR PLAN OF MERGER.  1.
There is no right of dissent  with  respect to a plan of merger or  exchange  in favor of  stockholders of any class or series which, at the record date fixed to determine  the  stockholders  entitled  to receive  notice of and to vote at the meeting at which the plan of merger or  exchange  is to be acted on, were either listed on a national securities exchange, included in the national market system by the National  Association  of Securities  Dealers,  Inc., or held by at least
2,000 stockholders of record, unless:

            (a) The articles of  incorporation  of the  corporation  issuing the shares provide otherwise; or

            (b) The holders of the class or series are  required  under the plan of merger or exchange to accept for the shares anything except:

            (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

            (I) The surviving or acquiring entity; or

            (II) Any other entity which,  at the  effective  date of the plan of merger or  exchange,  were  either  listed on a  national  securities  exchange, included in the national market system by the National Association of Securities
Dealers,  Inc., or held of record by a least 2,000 holders of owner's  interests of record; or

            (2) A  combination  of  cash  and  owner's  interests  of  the  kind described in  sub-subparagraphs  (I) and (II) of  subparagraph  (1) of paragraph
(b).

            2.  There is no right of  dissent  for any  holders  of stock of the surviving domestic  corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

            NRS  92A.400  LIMITATIONS  ON  RIGHT  OF  DISSENT:  ASSERTION  AS TO
PORTIONS  ONLY TO SHARES  REGISTERED  TO  STOCKHOLDER;  ASSERTION BY  BENEFICIAL
STOCKHOLDER.  1. A  stockholder  of record may assert  dissenter's  rights as to fewer than all of the shares  registered  in his name only if he  dissents  with respect to all shares  beneficially  owned by any one  person and  notifies  the subject  corporation  in writing of the name and address of each person on whose behalf he asserts  dissenter's  rights.  The rights of a partial dissenter under this  subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

            2. A  beneficial  stockholder  may assert  dissenter's  rights as to shares held on his behalf only if:

            (a) He submits to the subject corporation the written consent of the stockholder  of record to the  dissent  not later  than the time the  beneficial stockholder asserts dissenter's rights; and

            (b) He  does  so with  respect  to all  shares  of  which  he is the beneficial stockholder or over which he has power to direct the vote.

            NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.
1. If a proposed corporate action creating  dissenters' rights is submitted to a vote at a  stockholders'  meeting,  the  notice of the  meeting  must state that stockholders  are or may be  entitled  to assert  dissenters'  rights  under NRS
92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

            2. If the corporate action creating  dissenters'  rights is taken by written consent of the stockholders or without a vote of the  stockholders,  the domestic corporation shall notify in writing all stockholders entitled to assert dissenters'  rights  that the  action  was taken  and send them the  dissenter's notice described in NRS 92A.430.

            92A.420  PREREQUISITES  TO DEMAND FOR PAYMENT  FOR  SHARES.  1. If a
proposed corporate action creating  dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

            (a) Must  deliver  to the  subject  corporation,  before the vote is taken,  written  notice of his  intent to demand  payment  for his shares if the proposed action is effectuated; and

            (b) Must not vote his shares in favor of the proposed action.

            2. A stockholder who does not satisfy the requirements of subsection
1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

            NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO
ASSERT RIGHTS;  CONTENTS. 1. If a proposed corporate action creating dissenters'
rights is authorized at a stockholders'  meeting,  the subject corporation shall deliver a written  dissenter's  notice to all  stockholders  who  satisfied  the requirements to assert those rights.

            2. The  dissenter's  notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

            (a) State  where the demand for  payment  must be sent and where and when certificates, if any, for shares must be deposited;

            (b) Inform the holders of shares not  represented by certificates to what extent the transfer of the shares will be  restricted  after the demand for payment is received;

            (c) Supply a form for  demanding  payment that  includes the date of the first  announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person  asserting  dissenter's  rights certify  whether or not he acquired  beneficial  ownership of the shares  before that date;

            (d) Set a date by which the  subject  corporation  must  receive the demand  for  payment,  which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

            (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

            NRS  92A.440  DEMAND  FOR  PAYMENT  AND  DEPOSIT  OF   CERTIFICATES;
RETENTION  OF RIGHTS OF  STOCKHOLDER.  1. A  stockholder  to whom a  dissenter's notice is sent must:

            (a) Demand payment;

            (b) Certify whether he or the beneficial owner on whose behalf he is dissenting,  as the case may be,  acquired  beneficial  ownership  of the shares before  the date  required  to be set forth in the  dissenter's  notice for this certification; and

            (c) Deposit his  certificates,  if any, in accordance with the terms of the notice.

            2.  The   stockholder   who  demands   payment  and   deposits   his
certificates,  if any, before the proposed corporate action is taken retains all other rights of a  stockholder  until those rights are  cancelled or modified by the taking of the proposed corporate action.

            3. The  stockholder  who does not  demand  payment  or  deposit  his certificates  where  required,  each by the  date set  forth in the  dissenter's notice, is not entitled to payment for his shares under this chapter.

            NRS 92A.450  UNCERTIFICATED  SHARES:  AUTHORITY TO RESTRICT TRANSFER
AFTER DEMAND FOR PAYMENT;  RETENTION  OF RIGHTS OF  STOCKHOLDER.  1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

            2. The person for whom dissenter's  rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are  cancelled or modified by the taking of the proposed  corporate action.

            NRS 92A.460 PAYMENT FOR SHARES:  GENERAL REQUIREMENTS.  1. Except as
otherwise provided in NRS 92A.470,  within 30 days after receipt of a demand for payment,  the subject corporation shall pay each dissenter who complied with NRS
92A.440 the amount the subject corporation estimates to be the fair value of his shares,  plus accrued interest.  The obligation of the subject corporation under this subsection may be enforced by the district court:

            (a) Of the  county  where  the  corporation's  registered  office is located; or

            (b)  At the  election  of  any  dissenter  residing  or  having  its registered  office in this state,  of the county where the dissenter  resides or has its registered office. The court shall dispose of the complaint promptly.

            2. The payment must be accompanied by:

            (a)  The  subject  corporation's  balance  sheet  as of the end of a fiscal  year  ending  not more  than 16 months  before  the date of  payment,  a statement of income for that year,  a statement of changes in the  stockholders'
equity for that year and the latest available interim financial  statements,  if any;

            (b) A statement  of the subject  corporation's  estimate of the fair value of the shares;

            (c) An explanation of how the interest was calculated;

            (d) A statement of the  dissenter's  rights to demand  payment under
NRS 92A.480; and

            (e) A copy of NRS 92A.300 to 92A.500, inclusive.

            NRS 92A.470 PAYMENT FOR SHARES:  SHARES ACQUIRED ON OR AFTER DATE OF
DISSENTER'S  NOTICE. 1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the  dissenter's  notice as the date of the first  announcement  to the news media or to the stockholders of the terms of the proposed action.

            2. To the extent the subject corporation elects to withhold payment, after  taking  the  proposed  action,  it shall  estimate  the fair value of the shares,  plus  accrued  interest,  and  shall  offer to pay this  amount to each dissenter  who  agrees to  accept it in full  satisfaction  of his  demand.  The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

            NRS 92A.480  DISSENTER'S  ESTIMATE OF FAIR  VALUE:  NOTIFICATION  OF
SUBJECT CORPORATION;  DEMAND FOR PAYMENT OF ESTIMATE.  1. A dissenter may notify the subject  corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate,  less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand  payment of the fair value of his  shares  and  interest  due,  if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS
92A.470 is less than the fair value of his  shares or that the  interest  due is incorrectly calculated.

            2. A dissenter  waives his right to demand payment  pursuant to this section  unless he  notifies  the subject  corporation  of his demand in writing within 30 days after the  subject  corporation  made or offered  payment for his shares.

            NRS 92A.490  LEGAL  PROCEEDING  TO DETERMINE  FAIR VALUE:  DUTIES OF
SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

            1.  If  a  demand  for  payment  remains   unsettled,   the  subject
corporation  shall  commence a  proceeding  within 60 days after  receiving  the demand  and  petition  the court to  determine  the fair value of the shares and accrued  interest.  If the subject  corporation does not commence the proceeding within the 60-day  period,  it shall pay each  dissenter  whose  demand  remains unsettled the amount demanded.

            2. A  subject  corporation  shall  commence  the  proceeding  in the district  court of the county  where its  registered  office is located.  If the subject  corporation  is a foreign entity without a resident agent in the state, it shall commence the  proceeding in the county where the  registered  office of the  domestic  corporation  merged  with or whose  shares  were  acquired by the foreign entity was located.

            3. The subject corporation shall make all dissenters, whether or not residents of Nevada,  whose demands remain unsettled,  parties to the proceeding as in an action against their shares.  All parties must be served with a copy of the petition.  Nonresidents  may be served by registered or certified mail or by publication as provided by law.

            4.  The  jurisdiction  of the  court  in  which  the  proceeding  is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as  appraisers  to receive  evidence and recommend a decision on the  question of fair value.  The  appraisers  have the powers  described in the order appointing them, or any amendment thereto.  The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

            5. Each  dissenter who is made a party to the proceeding is entitled to a judgment:

            (a) For the amount,  if any, by which the court finds the fair value
of  his  shares,  plus  interest,   exceeds  the  amount  paid  by  the  subject
corporation; or

            (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to
NRS 92A.470.

            NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE:  ASSESSMENT OF
COSTS AND FEES.  1. The court in a  proceeding  to  determine  fair value  shall determine  all  of  the  costs  of  the  proceeding,  including  the  reasonable compensation  and expenses of any appraisers  appointed by the court.  The court shall assess the costs  against the subject  corporation,  except that the court may assess  costs  against all or some of the  dissenters,  in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

            2. The court may also  assess the fees and  expenses  of the counsel and experts for the respective parties, in amounts the court finds equitable:

            (a) Against the subject  corporation  and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

            (b) Against  either the subject  corporation or a dissenter in favor of any other party,  if the court finds that the party against whom the fees and expenses are assessed acted  arbitrarily,  vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

            3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject  corporation, the  court  may  award to those  counsel  reasonable  fees to be paid out of the amounts awarded to the dissenters who were benefited.

            4. In a proceeding  commenced pursuant to NRS 92A.460, the court may assess the costs  against  the  subject  corporation,  except that the court may assess  costs  against  all or some of the  dissenters  who are  parties  to the proceeding,  in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

            5.  This  section  does  not  preclude  any  party  in a  proceeding commenced  pursuant to NRS 92A.460 or 92A.490 from  applying the  provisions  of
N.R.C.P. 68 or NRS 17.115.